UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22792

Blackstone Alternative Alpha Fund II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue, 28th Floor

New York, NY 10154

(Address of Principal Executive Offices)

Peter Koffler, Esq.

c/o Blackstone Alternative Asset Management L.P.

345 Park Avenue

28th Floor

New York, NY 10154

(Name and Address of Agent for Service)

With a copy to:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached hereto.

Blackstone

Blackstone Alternative Asset Management L.P.

ANNUAL REPORT

For the Year Ended March 31, 2019

Blackstone Alternative Alpha Fund II

Beginning on May 8, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website. You will be notified by mail each time a report is available, and you will be provided with a website link to access the report.

If you already have elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Distributor or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-855-890-7725 to make such arrangements. Shareholders who hold accounts through a broker-dealer or other financial intermediary should contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-890-7725 to make such arrangements. For shareholders who hold accounts through a broker-dealer or other financial intermediary, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your Fund shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of

Blackstone Alternative Alpha Fund II

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Blackstone Alternative Alpha Fund II (“the Fund”), including the schedule of investment, as of March 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

May 24, 2019

We have served as the auditors of one or more investment companies within the group of investment companies since 2010.

Blackstone Alternative Alpha Fund II

Statement of Assets and Liabilities

As of March 31, 2019

Assets:
Investment in Blackstone Alternative Alpha Master Fund (“Master Fund”), at fair value (Cost $65,595,373)	$66,540,375
Cash	813,769
Receivable for shares repurchased from Master Fund	1,163,151
Prepaid expenses	4,575

Total assets	68,521,870

Liabilities:
Payable for shares repurchased	1,348,136
Payable to Investment Manager	269,118
Shareholder subscriptions received in advance	184,000
Shareholder service fees payable	765
Accrued expenses and other liabilities	222,113

Total liabilities	2,024,132

Net assets	$66,497,738

Components of Net Assets:
Paid-in Capital	$62,898,231
Total Accumulated Earnings	3,599,507

Net assets	$66,497,738

Net Asset Value:
Net assets, Advisor Class II	$3,595,911
Shares of beneficial interests outstanding, Advisor Class II no par value, unlimited shares authorized	3,565.32

Net asset value per share, Advisor Class II	$1,008.58

Net assets, Advisor Class III	$62,901,827
Shares of beneficial interests outstanding, Advisor Class III no par value, unlimited shares authorized	55,413.95

Net asset value per share, Advisor Class III	$1,135.13

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund II

Schedule of Investment

March 31, 2019

	Shares	Cost	Fair Value	Percentage of Total Net Assets
Blackstone Alternative Alpha Master Fund	58,119	$65,595,373	$66,540,375	100.06%
Other assets, less liabilities			(42,637)	(0.06)%

Total Net Assets			$66,497,738	100.00%

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund II

Statement of Operations

For the Year Ended March 31, 2019

Fund Expenses:
Legal	$245,683
Printing	71,957
Professional	54,579
Blue sky fees	47,125
Registration fees	45,917
Transfer agent fees	44,287
Trustee fees	10,729
Service fee	9,522
Custody	7,050
Other	25,152

Total Fund expenses	562,001

Less: Expenses reimbursed by Investment Manager*	(473,072)

Fund expenses	88,929

Net Investment Loss	(88,929)

Net Realized and Unrealized Gain from Investment:
Realized gain distribution from Master Fund	3,091,057
Realized gain from investment in Master Fund	38,257
Net change in unrealized depreciation from investment in Master Fund	(3,020,623)

Net Realized and Unrealized Gain from Investment	108,691

Net Increase in Net Assets resulting from Operations	$19,762

*	The reimbursement includes expenses incurred by the Fund and Master Fund (as defined herein). See Note 5.

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund II

Statements of Changes in Net Assets

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(88,929)	$(108,940)
Realized gain distribution from Master Fund	3,091,057	2,449,858
Realized gain/(loss) from investment in Master Fund	38,257	(18,297)
Net change in unrealized (depreciation)/appreciation from investment in Master Fund	(3,020,623)	777,670

Net increase in net assets resulting from operations	19,762	3,100,291

Distributions to shareholders	(1,589,141)	(900,699)

Capital Transactions:
Advisor Class II:
Shareholder subscriptions	183,000	205,111
Reinvestment of distributions	82,459	48,173
Shareholder redemptions	(620,384)	(166,734)

Total Advisor Class II	(354,925)	86,550

Advisor Class III:
Shareholder subscriptions	5,371,500	7,963,964
Reinvestment of distributions	1,455,039	814,137
Shareholder redemptions	(4,213,226)	(20,974,492)
Early withdrawal fee	8,892	13,079

Total Advisor Class III	2,622,205	(12,183,312)

Net increase (decrease) in net assets from capital transactions	2,267,280	(12,096,762)

Net Assets:
Total (decrease) increase in net assets	697,901	(9,897,170)
Beginning of year	65,799,837	75,697,007

End of year	$66,497,738	$65,799,837

Accumulated net investment loss	$(335,425)	$(259,282)

Share Transactions:
Advisor Class II:
Beginning of year	3,913	3,828
Shares issued	175	201
Shares reinvested	86	47
Shares redeemed	(609)	(163)

End of year	3,565	3,913

Advisor Class III:
Beginning of year	53,147	63,864
Shares issued	4,624	6,860
Shares reinvested	1,356	707
Shares redeemed	(3,714)	(18,284)

End of year	55,413	53,147

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund II

Statement of Cash Flows

For the Year Ended March 31, 2019

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$19,762
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Realized gain distribution from Master Fund	(3,091,057)
Realized gain from investment in Master Fund	(38,257)
Net change in unrealized depreciation from investment in Master Fund	3,020,623
Purchase of investment in Master Fund and subscriptions paid in advance to Master Fund	(6,554,500)
Proceeds from redemptions of investments in Master Fund	6,692,756
Increase in receivable for shares repurchased from Master Fund	(466,561)
Decrease in receivable from Investment Manager	490,682
Decrease in prepaid expenses	375
Decrease in payable for shares purchased from Master Fund	(1,341,614)
Increase in payable to Investment Manager	269,118
Decrease in shareholder service fees payable	(79)
Increase in accrued expenses and other liabilities	92,377

Net cash used in operating activities	(906,375)

Cash Flows from Financing Activities:
Proceeds from shareholder subscriptions and subscriptions received in advance	5,557,000
Payments for shareholder distributions	(51,644)
Payments for shareholder redemptions and redemptions payable	(5,528,724)

Net cash used in financing activities	(23,368)

Net change in cash	(929,743)
Cash, beginning of year	1,743,512

Cash, end of year	$813,769

Supplemental Disclosure of Non-cash Operating Activities:
Reinvestment of distribution from Master Fund	$3,091,057

Supplemental Disclosure of Non-cash Financing Activities:
Reinvestment of distributions to Advisor Class II	$82,459

Reinvestment of distributions to Advisor Class III	$1,455,039

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund II

Financial Highlights

Advisor Class II	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015*
Per Share Operating Performance:
Net Asset Value, Beginning of year	$1,035.27	$1,004.21	$919.20	$1,049.91	$1,000.00
Income/(loss) from Investment Operations:
Net investment loss[1]	(3.79)	(4.08)	(4.06)	(4.33)	(1.37)
Net realized and unrealized gain/(loss) from investments	1.63	49.14	(102.02)	(111.51)	65.81

Net income/(loss) from investment operations	(2.16)	45.06	97.96	(115.84)	64.44

Distributions to shareholders from ordinary income	(24.53)	(14.00)	—	—	—

Distribution to shareholders from net realized capital gains	—	—	(12.95)	(14.87)	(14.53)

Net Asset Value, end of year	$1,008.58	$1,035.27	$1,004.21	$919.20	$1,049.91

Financial Ratios:
Service fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other expenses to average net assets for the class before reimbursement from Investment Manager	0.82%	0.69%	0.56%	0.75%	0.35%
Reimbursement from Investment Manager[2]	(0.70)%	(0.55)%	(0.39)%	(0.56)%	(0.18)%

Total expenses to average net assets for the class after reimbursement from Investment Manager[3]	0.37%	0.39%	0.42%	0.44%	0.42%

Net investment loss to average net assets for the class	(0.37)%	(0.39)%	(0.42)%	(0.44)%	(0.42)%

Portfolio turnover[4]	32.69%	2.47%	13.15%	8.97%	8.68%

Total return	(0.07)%	4.50%	10.72%	(11.12)%	6.50%

Net assets, end of year (000s)	$3,596	$4,051	$3,844	$4,770	$1,510

[1]	Calculated using average shares outstanding during the year.
[2]	The reimbursement includes expenses incurred by the class and the Master Fund. See Note 5.
[3]

In accordance with the Expense Limitation and Reimbursement Agreement, Specified Expenses of the Master Fund are included in the limitation of the Expense Cap. See Note 5. The expenses of the Master Fund represent 1.57%, 1.49%, 1.46%, 1.45% and 1.47% on an annualized basis, of average net assets for the class for the years ended March 31, 2019, March 31, 2018, March 31, 2017, March 31, 2016, and March 31, 2015 respectively. The net expense ratio for the class, including the applicable Master Fund expenses, is 1.94%, 1.88%, 1.88%, 1.89% and 1.89% on an annualized basis, for the years ended March 31, 2019, March 31, 2018, March 31, 2017, March 31, 2016 and March 31, 2015 respectively.

[4]	The Fund is invested solely in the Master Fund; therefore, this ratio reflects the portfolio turnover of the Master Fund.
*	Advisor Class II commenced on September 1, 2014.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The computation of such ratios does not reflect the class’s share of the income and expenses of the underlying Investee Funds held by the Master Fund. The individual shareholder’s total return may vary from this total return based on the timing of capital transactions.

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund II

Financial Highlights

Advisor Class III	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
Per Share Operating Performance:
Net Asset Value, Beginning of year	$1,161.85	$1,125.08	$1,025.82	$1,166.96	$1,072.05
Income/(loss) from Investment Operations:
Net investment loss[1]	(1.36)	(1.69)	(1.85)	(2.12)	(1.19)
Net realized and unrealized gain/(loss) from investments	1.68	54.85	113.77	(124.24)	110.63

Net income/(loss) from investment operations	0.32	53.16	111.92	(126.36)	109.44

Distributions to shareholders from ordinary income	(27.20)	(16.63)	—	—	—

Distribution to shareholders from net realized capital gains	—	—	(12.95)	(14.87)	(14.53)

Early withdrawal fee	0.16	0.24	0.29	0.09	—

Net Asset Value, end of year	$1,135.13	$1,161.85	$1,125.08	$1,025.82	$1,166.96

Financial Ratios:
Expenses to average net assets for the class before reimbursement from Investment Manager	0.82%	0.70%	0.57%	0.74%	2.21%
Reimbursement from Investment Manager[2]	(0.70)%	(0.55)%	(0.39)%	(0.55)%	(2.10)%

Total expenses to average net assets for the class after reimbursement from Investment Manager[3]	0.12%	0.15%	0.18%	0.19%	0.11%

Net investment loss to average net assets for the class	(0.12)%	(0.16)%	(0.18)%	(0.19)%	(0.11)%

Portfolio turnover[4]	32.69%	2.47%	13.15%	8.97%	8.68%

Total return	0.18%	4.76%	10.99%	(10.89)%	10.26%

Net assets, end of year (000s)	$62,902	$61,749	$71,853	$70,306	$29,189

[1]	Calculated using average shares outstanding during the year.
[2]	The reimbursement includes expenses incurred by the class and the Master Fund. See Note 5.
[3]

In accordance with the Expense Limitation and Reimbursement Agreement, Specified Expenses of the Master Fund are included in the limitation of the Expense Cap. See Note 5. The expenses of the Master Fund represent 1.57%, 1.49%, 1.46%, 1.45% and 1.53%, on an annualized basis, of average net assets for the class for the years ended March 31, 2019, March 31, 2018, March 31, 2017, March 31, 2016 and March 31, 2015, respectively. The net expense ratio for the class, including the applicable Master Fund expenses, is 1.69%, 1.64%, 1.64%, 1.64% and 1.64% on an annualized basis, for the years ended March 31, 2019, March 31, 2018, March 31, 2017, March 31, 2016 and March 31, 2015, respectively.

[4]	The Fund is invested solely in the Master Fund; therefore, this ratio reflects the portfolio turnover of the Master Fund.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The computation of such ratios does not reflect the class’s share of the income and expenses of the underlying Investee Funds held by the Master Fund. The individual shareholder’s total return may vary from this total return based on the timing of capital transactions.

See accompanying Notes to Financial Statements.

Blackstone Alternative Alpha Fund II

Notes to Financial Statements

March 31, 2019

1. Organization

Blackstone Alternative Alpha Fund II (the “Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company, commenced operations on September 1, 2013. The Fund’s investment objective is to seek to earn attractive long-term risk-adjusted returns. Risk-adjusted returns reflect that the Fund is managed to target, among other things, lower volatility than traditional equity markets and therefore the Fund’s performance is not expected to track traditional equity markets on an absolute basis. There can be no assurance that the Fund will achieve its objective or avoid significant losses. The Fund pursues its objective by investing substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the 1940 Act as a continuously offered, closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund.

The Fund offers three classes of shares of beneficial interest (“Shares”): Advisor Class I Shares, Advisor Class II Shares and Advisor Class III Shares. As of March 31, 2019, Advisor Class II Shares and Advisor Class III Shares were outstanding.

The Master Fund’s Consolidated Financial Statements and Notes to Consolidated Financial Statements, included elsewhere within this report, are an integral part of the Fund’s financial statements and should be read in conjunction with these financial statements. As of March 31, 2019, the Fund held a 10.49% ownership interest in the Master Fund.

The investment manager of the Fund and the Master Fund is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Each of the Fund and the Master Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAAM, which serves as the commodity pool operator of the Fund and the Master Fund, is registered as such with the CFTC, but has claimed relief under Rule 4.12(c)(3) of the Commodity Exchange Act from certain disclosure, reporting and recordkeeping requirements otherwise applicable to commodity pools. The Board of Trustees (the “Board” and each member a “Trustee”) of the Fund and the Master Fund supervises the conduct of the Fund’s and the Master Fund’s affairs and, pursuant to their respective investment management agreements, has engaged BAAM to manage the Fund’s and the Master Fund’s day-to-day investment activities.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Fund.

2. Basis of Presentation

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

The Fund is an investment company in accordance with Accounting Standards Codification 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Fund follows the accounting and reporting guidance in Topic 946, as described in the Financial Accounting Standards Board (“FASB”) Accounting Standards Update No. 2013-08.

The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of

Blackstone Alternative Alpha Fund II

Notes to Financial Statements (Continued)

March 31, 2019

contingent assets and liabilities, and the reported amounts of income and expenses during the reporting year. Actual results could differ from these estimates and these differences could be material.

3. Significant Accounting Policies

Fair Value Measurements

Investment in the Master Fund

The Fund’s investment in the Master Fund is recorded at fair value and is based upon the Fund’s percentage ownership of the net assets of the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund.

See Note 3 to the Master Fund’s consolidated financial statements for the determination of fair value of the Master Fund’s investments.

Investment Transactions and Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Income and expenses, including interest, are recorded on an accrual basis.

The net realized gains or losses from investment in the Master Fund are recorded when the Fund redeems or partially redeems its interest in the Master Fund or receives distributions in excess of return of capital. Realized gains and losses from redemptions of investments are calculated using the first-in, first-out cost basis methodology.

Allocation of Gains and Losses

Net increase or decrease in net assets from operations is generally allocated on a pro-rata basis to shareholders in accordance with the provisions set forth in the Prospectus. Class-specific income and expenses are allocated directly to the applicable class.

Cash

At March 31, 2019, the Fund had $813,769 of cash held at a major U.S. bank.

Contingencies

Under the Fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and indemnifications. The Fund’s maximum exposure under these arrangements is unknown. To date, the Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

Income Taxes

The Fund’s policy is to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute substantially all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Fund files U.S. federal and various state and local tax returns.

Blackstone Alternative Alpha Fund II

Notes to Financial Statements (Continued)

March 31, 2019

Management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns for the current open tax years ended October 31, 2015, October 31, 2016, October 31, 2017 and October 31, 2018 and has concluded, as of March 31, 2019, that no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the current open tax years are subject to examination by the Internal Revenue Service and state taxing authorities.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of capital gains, if any, are declared and paid at least annually. Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares (defined below) of the Fund unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date.

Recent Accounting Pronouncements and Regulatory Updates

In October 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended March 31, 2019. The distributions to shareholders in the March 31, 2018 Statement of Changes in Net Assets presented herein conform to the current year presentation At March 31, 2018 the distributions were from net investment income in the amount of $900,699.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2018-13, Fair Value Measurements (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement to streamline disclosure requirements. The guidance is effective January 1, 2020, and the Fund has early adopted the amendments, as is permitted, for the year ended March 31, 2019. The new standard eliminated the requirements to disclose Level 1 and Level 2 transfers, policy of timing of transfers, valuation process for Level 3 fair value measurements and the changes in unrealized gains and losses included in Level 3 investments held at the end of the reporting period. In addition, the guidance modified disclosure requirements for the timing of the liquidation of an underlying Investee Fund’s assets, for restrictions from redemption from an underlying Investee Fund, and for non-public companies, the Level 3 rollforward. The modifications to disclosure requirements for the timing of liquidation of an underlying Investee Fund’s assets and for when redemption restrictions from an underlying Investee Fund might lapse did not impact the Fund as those disclosures had already been provided in prior years.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230)—Restricted Cash. The new guidance is intended to change the presentation of restricted cash on the statement of cash flows. The new standard affects all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The new guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those years. Early adoption is permitted. The adoption of this standard does not have a material impact on the financial statements.

Blackstone Alternative Alpha Fund II

Notes to Financial Statements (Continued)

March 31, 2019

4. Fund Terms

Issuance of Shares

The Fund will issue shares of beneficial interest (“Shares”) to eligible investors as of the first business day of the month or at such other times as determined by the Board upon receipt of an initial or additional application for Shares.

The Fund reserves the right to reject, in whole or in part, any applications for subscriptions of Shares. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust.

Repurchase of Shares

The Fund from time to time may offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares in a repurchase offer that has a Tender Valuation Date within the 12 month period following the original issue date of such Shares will be subject to an early withdrawal fee of 2% of the aggregate net asset value of the Shares repurchased by the Fund.

In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund’s Board will consider the Investment Manager’s recommendations, among other factors. The Investment Manager expects to recommend quarterly repurchases. Since the Fund’s assets consist primarily of its investment in the Master Fund, the ability of the Fund to have its Shares in the Master Fund be repurchased is subject to the Master Fund’s repurchase policy.

5. Related Party Transactions

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Fund, pays expenses on behalf of the Fund. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such administrative services. At year-end March 31, 2019, the amount outstanding is $546,890.

Management Fee

The Investment Manager will not charge the Fund a management fee as long as substantially all of the assets of the Fund are invested in the Master Fund. The Master Fund pays the Investment Manager a management fee (the “Management Fee”) quarterly in arrears (accrued on a monthly basis), equal to 1.25% (annualized) of the Master Fund’s net asset value at the end of such month before giving effect to the payment of the management fee or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee for any period less than a full quarter is prorated.

Expense Limitation and Reimbursement

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement (the “Agreement”) with the Fund to limit the amount of the Fund’s Specified Expenses (as described below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) to an amount not to exceed 0.35% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). Specified Expenses is defined to include all expenses incurred by the Fund and the Fund’s pro rata share of all expenses incurred by the Master Fund with the exception of: (i) the Management Fee, (ii) the Distribution

Blackstone Alternative Alpha Fund II

Notes to Financial Statements (Continued)

March 31, 2019

and Service Fee (as defined below), (iii) fees and expenses of the Investment Funds in which the Master Fund invests, (iv) brokerage costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund or Master Fund), (vi) taxes, and (vii) extraordinary expenses (in each case, as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Investment Manager may discontinue its obligations under the Agreement at any time in its sole discretion after August 31, 2021 upon written notice to the Fund. This arrangement cannot be terminated prior to August 31, 2021 without the Board’s consent. The Fund has agreed to repay the amounts borne by the Investment Manager under the Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent that the estimated annualized Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for a given month are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The Investment Manager is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month the repayment is being made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

As of March 31, 2019, the repayments that may be made by the Fund to the Investment Manager total $1,173,486. Of this amount, repayments of $325,898 have a maximum expiration date of March 31, 2020 repayments of $374,516 have a maximum expiration date of March 31, 2021 and repayments of $473,072 have a maximum expiration date of March 31, 2022.

Distribution and Servicing Agreement

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, serves as the distributor of the Shares of the Fund (the “Distributor”). The Fund pays the Distributor a fee (the “Distribution and Service Fee”) equal to 0.40% (annualized) of the average net assets of the Fund that are attributable to the Advisor Class I Shares and a service fee (the “Service Fee”) equal to 0.25% (annualized) of the average net assets of the Fund that are attributable to Advisor Class II Shares. There is no Distribution and Service Fee or Service Fee attributable to Advisor Class III Shares. The Distributor may pay all or a portion of the Distribution and Service Fee or Service Fee to the selling agents that sell Shares and/or provide sales support services and to other financial intermediaries that provide personal services and/or the maintenance of shareholder accounts.

Expense Payments

The Investment Manager pays expenses on behalf of the Fund and is subsequently reimbursed for such payments. Subject to the Expense Limitation and Reimbursement Agreement, the Fund was allocated $473,072 of the repayment amount which reduced the amount payable by the Fund to the Investment Manager for reimbursement of such expenses. As of March 31, 2019, the Fund had a net payable to the Investment Manager of $269,118 recorded in the Statement of Assets and Liabilities.

6. Financial Instruments and Off-Balance Sheet Risk

In the normal course of business, the investment partnerships, managed funds and other investment funds (“Investee Funds”) held by the Master Fund may enter into certain financial instrument transactions which may result in off-balance sheet market risk and credit risk. The Fund’s market risk is also impacted by an Investee Fund’s exposure to interest rate risk, foreign exchange risk, and industry or geographic

Blackstone Alternative Alpha Fund II

Notes to Financial Statements (Continued)

March 31, 2019

concentration risk. The Investee Funds held by the Master Fund invest in these instruments for trading and hedging purposes. The Fund is indirectly subject to certain risks arising from investments made by the Investee Funds held by the Master Fund.

Market Risk

The Fund, through its investments in investment partnerships, managed funds and other investment funds (“Investee Funds”) held by the Master Fund, has exposure to financial instrument transactions which may have off-balance sheet market risk. Off-balance sheet market risk is the risk of potential adverse changes to the value of financial instruments and derivatives because of changes in market conditions such as interest and currency rate movements. See notes to the Consolidated Master Fund’s financial statements.

Credit Risk

The Fund is subject to certain inherent credit risks arising from transactions involving derivative financial instruments by exposure through the Master Fund’s investments. Credit risk is the amount of accounting loss that the Fund would incur if a counterparty fails to perform its obligations under contractual terms. See notes to the Consolidated Master Fund’s financial statements.

7. Income Taxes

The tax character of dividends paid to shareholders during the year January 1, 2018 to December 31, 2018 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$214,882	$1,374,259	$1,589,141	$—	$1,589,141

The tax character of dividends paid to shareholders during the period January 1, 2017 to December 31, 2017 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$ 900,699	$—	$900,699	$—	$900,699

As of the tax year ended October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$—	$1,374,259	$—	$2,836,987	$4,211,246

The amounts of net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. The timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may also differ from the year that the income or realized gain was recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period the differences arise.

Blackstone Alternative Alpha Fund II

Notes to Financial Statements (Continued)

March 31, 2019

Accordingly, the following permanent differences, primarily due to distribution re-designations and reversal of redemption penalty income have been reclassified to increase (decrease) such accounts during the tax year ended October 31, 2018:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$12,786	$(21,678)	$8,892

8. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined that there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the financial statements.

Blackstone Alternative Alpha Fund II

Supplemental Information

March 31, 2019 (Unaudited)

Management of the Fund

The Fund’s operations are managed by the Investment Manager under the direction and oversight of the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Manager (the “Independent Trustees”). The Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Fund’s Amended and Restated Declaration of Trust (“Declaration of Trust”). The Fund’s Board of Trustees also serves as the board of trustees of the Master Fund and the board of trustees of Blackstone Alternative Alpha Fund (“BAAF” together with the Fund, the “Feeder Funds”), an affiliate of the Fund that also invests substantially all of its assets in the Master Fund.

Compensation for Trustees

Each of the Independent Trustees is paid by the Fund Complex (as defined below) at a rate of $110,000 per fiscal year in the aggregate for their services to the Fund Complex (including the subsidiaries of Blackstone Alternative Multi-Strategy Fund, the “Subsidiaries”). Mr. Coates (a Trustee being treated as an “interested person” (as defined in the 1940 Act) of the Fund due to his employment by Envestnet, Inc., which conducts business with certain Investee Funds and may conduct business with the Investment Adviser and its affiliates in the future) is paid by the Fund Complex at a rate of $95,000 per fiscal year in the aggregate for his services to the Fund Complex (excluding the Subsidiaries). The Chairpersons of the Board of Trustees and the Audit Committee are paid by the Fund Complex an additional $25,000 and $15,000, respectively, per fiscal year. These payments are allocated to the Fund and the other funds in the Fund Complex on the basis of assets under management. The Fund Complex also pays for the Trustees’ travel expenses related to Board of Trustees meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex.

The following table sets forth information covering the total compensation payable by the Feeder Funds and The Master Fund (collectively, the “BAAF Funds”) during the fiscal year ended March 31, 2019 to the persons who served as Trustees of the BAAF Funds during such period. The officers of the BAAF Fund did not receive compensation from any of the BAAF funds during the fiscal year ended March 31, 2019.

Name of Independent Trustee	Aggregate Compensation From the BAAF Funds	Total Compensation From the Fund Complex[1]
John M. Brown	$16,699	$135,000
Peter M. Gilbert	$13,220	$110,000
Paul J. Lawler	$13,220	$110,000
Kristen M. Leopold	$15,308	$125,000

Name of Interested Trustee	Aggregate Compensation From the BAAF Funds	Total Compensation From BAMSF the Fund Complex[1]
Frank J. Coates	$13,220	$95,000
Peter Koffler	None	None

[1]

These amounts represent aggregate compensation for the services of each Trustee to each fund in the Fund Complex, for which each Trustee serves as trustee. For purposes of this table, the “Fund Complex” consists of the BAAF Funds, Blackstone Alternative Multi-Strategy Fund, a series of Blackstone Alternative Investment Funds, and the Subsidiaries.

Blackstone Alternative Alpha Fund II

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

INDEPENDENT TRUSTEES:
Name and Year of Birth of Independent Trustees[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Trusteeships Held by Trustee
John M. Brown (1959)	Trustee	March 2013 to Present	Retired (2004 – Present)	4	None
Peter M. Gilbert (1947)	Trustee	February 2016 to Present	Retired (2015 – Present); CIO, Lehigh University Endowment Fund (2007 – 2015)	4	None
Paul J. Lawler (1948)	Trustee	March 2013 to Present	Retired (2011 – Present)	4	Trustee, First Eagle Funds (8 portfolios)
Kristen Leopold (1967)	Trustee	March 2013 to Present	CFO, WFL Real Estate Services, LLC (2006 – Present); CFO, KL Associates LLC (Hedge Fund Consulting) (2007 – 2014)	4	Trustee, CPG Funds (5 Portfolios)

Blackstone Alternative Alpha Fund II

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

INTERESTED TRUSTEES
Name and Year of Birth of Interested Trustees[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Trusteeships Held by Trustee
Frank J. Coates[4] (1964)	Trustee	March 2013 to Present	Executive Managing Director[6], Envestnet, Inc. (Wealth Management Solutions) (2016 – Present); CEO, Wheelhouse Analytics, LLC (Technology Solutions) (2010 – 2016)	4	None
Peter Koffler[5] (1956)	Trustee	December 2012 to Present	Senior Managing Director[6], The Blackstone Group L.P. (“Blackstone”) (2012 – Present); General Counsel, BAAM (2010 – Present) and Blackstone Alternative Investment Advisors LLC (“BAIA”) (2012 – Present); Chief Compliance Officer, BAAM (2008 – 2012, 2018) and BAIA (2018 – Present); Chief Compliance Officer, Blackstone (2013 – 2016)	4	None

Blackstone Alternative Alpha Fund II

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

OFFICERS
Name and Year of Birth of Officers[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[7] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Gavin (1969)	President (Principal Executive Officer)	November 2011 to Present	Chief Operating Officer & Senior Managing Director[6], Blackstone (2007 – Present)
James Hannigan (1983)	Chief Compliance Officer and Chief Legal Officer	Chief Compliance Officer (August 2016 to Present); Chief Legal Officer (March 2015 to Present) Anti-Money Laundering Officer (August 2016 to September 2018)	Managing Director[6], Blackstone (2018 – Present); Vice President, Blackstone (2013 – 2017)
Natasha Kulkarmi (1985)	Secretary	May 2018 to Present	Vice President, Blackstone (2016 – Present); Associate, Blackstone (2013 – 2015)
Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	November 2011 to Present	Senior Managing Director[6], Blackstone (2016 – Present); Chief Financial Officer, BAAM (2007 – Present) And BAIA (2012 – Present) Managing Director[6], Blackstone (2007 – 2015)
Cyrus B. Richardson (1968)	Anti-Money Laundering Officer	September 2018 to Present	Managing Director[6], Blackstone (2013 – Present); Chief Financial Officer, Blackstone Advisory Partners L.P. (2013 – Present); General Counsel, Blackstone Advisory Partners L.P. (2018 – Present)

[1]	Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Asset Management L.P., 345 Park Avenue, 28th Floor, New York, New York 10154.
[2]

Term of office of each Trustee is indefinite, until his or her resignation, removal, replacement, or death. Any Trustee of each of the Feeder Funds or the Master Fund may be removed from office in accordance with the provisions of each of the Feeder Fund’s and the Master Fund’s Amended and Restated Agreement and Declaration of Trust and Bylaws.

[3]

The “Fund Complex” consists of the Feeder Funds, the Master Fund, and Blackstone Alternative Multi-Strategy Fund, a series of Blackstone Alternative Investment Funds and its Subsidiary Funds (the “Subsidiaries”).

Blackstone Alternative Alpha Fund II

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

[4]

Mr. Coates is being treated as an “interested person” of the Fund and the Master Fund, as defined in the 1940 Act, due to his employment by Envestnet, Inc., which conducts business with certain Investment Funds and may conduct business with BAAM and/or its affiliates in the future.

[5]	Mr. Koffler is an “interested person” of the Feeder Funds and the Master Fund, as defined in the 1940 Act, due to his position with BAAM and its affiliates.
[6]	Executive title, not a board directorship.
[7]	Term of office of each Officer is indefinite, until his or her death, resignation, removal or disqualification.

Allocation of Investments

The Fund invests substantially all of its assets in the Master Fund. See the Consolidated Master Fund’s supplemental information for the allocation of investments among asset classes.

Form N-Q or N-PORT Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or N-PORT. The Fund’s Form N-Q or N-PORT is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Holdings and allocations shown on any Form N-Q or N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Fund and the Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Fund’s and the Master Fund’s portfolio securities, and information regarding how the Fund and the Master Fund voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, will be available by August 31 of that year (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

The Fund’s prospectus and statement of additional information include additional information about the Trustees of the Fund. The prospectus and statement of additional information are available, without charge, upon request by calling 1-855-890-7725.

Blackstone

Blackstone Registered Funds

Privacy Notice

Rev January 2019

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who we are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What we do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Blackstone

Blackstone Registered Funds

Privacy Notice

GDPR PRIVACY STATEMENT

DATA PRIVACY NOTICE FOR INVESTORS

Why are you seeing this notice?

•

This Data Privacy Notice applies to you to the extent that European Union (“EU”) data protection legislation applies to our processing of your Personal Data (defined below) or to the extent you are a resident of the EU or the European Economic Area (“EEA”). If this Data Privacy Notice applies to you, you have certain rights with respect to your Personal Data which are contained in this Data Privacy Notice.

•	You may need to provide Personal Data to us as part of your investment into Blackstone Alternative Multi-Strategy Fund (the “Fund”).
•	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates.
•

“Personal Data” has the meaning given in the EU data protection legislation and includes any information relating to an identifiable individual (such as name, address, date of birth or economic information).

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund, (ii) GSO / Blackstone Debt Funds Management LLC, (the “Investment Adviser”), (iii), their respective affiliates, and in each case such persons’ legal and other advisors and agents (together, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your Personal Data, the Fund acts as a “data controller”. In simple terms, this means that:

•	we “control” the Personal Data that you provide – including making sure that it is kept secure
•	we make certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law

What Personal Data do we collect about you?

The types of Personal Data we collect and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

•	name, date of birth, country(ies) of citizenship, mailing and permanent address, email address, and telephone number
•	photo identification, including passports, driving license, and other government-issued IDs
•	bank and brokerage account information, including routing and account numbers
•	national insurance number and tax identification number
•	source of wealth, employment information, education history, number of dependents and income
•	assets and liabilities
•	investment strategy, experience, and activity

•	risk tolerance and transaction history
•	internet protocol address
•	cookie identification
•	information about your third-party representatives

The Personal Data collected about you will help us provide you with a better service and facilitate our business relationship.

•	We may combine Personal Data that you provide to us with Personal Data that we collect from, or about you, in some circumstances.
•	This will include Personal Data collected in an online or offline context.

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

WHAT	HOW
Personal Data that you give us

• from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This will include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

• when you provide it to us in correspondence and conversations

• when you make transactions with respect to the Fund

• when you purchase shares from us and/or tell us where to send money

Personal Data we obtain from others

• publicly available and accessible directories and sources

• bankruptcy registers

• tax authorities, including those that are based outside the United Kingdom and the EEA if you are subject to tax in another jurisdiction

• governmental and competent regulatory authorities to whom we have regulatory obligations

Why do we process your Personal Data?

We process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

• administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our funds

• meet the resulting contractual obligations we have to you

• facilitate the continuation or termination of the contractual relationship between you and the Fund

• facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

• undertake our client and investor due diligence, and on-boarding checks

• carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

• verify the identity and addresses of our investors (and, if applicable their beneficial owners)

• comply with requests from regulatory, governmental, tax and law enforcement authorities

• surveillance and investigation

WHY	HOW
• carry out audit checks • maintain statutory registers • prevent and detect fraud • comply with sanctions laws
Our legitimate interests

For our legitimate interests or those of a third party to:

• manage and administer your holding in any funds in which you are invested, and any related accounts on an ongoing basis

• assess and process any applications or requests made by you

• open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund

• send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund

• address or investigate any complaints, claims, proceedings or disputes

• provide you with, and inform you about, our investment products and services

• monitor and improve our relationships with investors

• comply with applicable regulatory obligations

• manage our risk and operations

• comply with our accounting and tax reporting requirements

• comply with our audit requirements

• assist with internal compliance with our policies and process

• ensure appropriate group management and governance

• keep our internal records

• prepare reports on incidents / accidents

• protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

• analyse and manage commercial risks

• seek professional advice, including legal advice

• enable any actual or proposed, assignee or transferee, participant or sub-participant of the Fund’s or

• Fund vehicles’ rights or obligations to evaluate proposed transactions

• facilitate business asset transactions involving the

• Fund or Fund-related vehicles

• monitor communications to/from us using our systems

• protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with

We will share your Personal Data with the following persons for the following reasons:

WHO	WHY
Fund associates	We share your Personal Data with our associates, related parties and members of our group. This is to: • manage our relationship with you • the purposes set out in this Data Privacy Notice

WHO	WHY
Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

• delivering the services you require

• managing your investment

• supporting and administering investment-related activities

• complying with applicable investment laws and regulations

Fund and investment specific details of these third parties can be found in the relevant subscription documents you have been provided with

Tax Authorities

• to comply with applicable laws and regulations

• where required by EEA tax authorities (who, in turn, may share your Personal Data with foreign tax authorities)

• where required by foreign tax authorities, including outside of the EEA

Service Providers	• delivering and facilitating the services needed to support our business relationship with you • supporting and administering investment-related activities
Our lawyers, auditors and other professional advisors	• providing you with investment-related services • to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

•	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory
•	organisations and agencies – where we are required to do so by law

Do you have to provide us with this Personal Data?

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Where we collect Personal Data from you that is purely voluntary and there are no implications for you if you do not wish to provide us with it, we will indicate as such.

Some of the Personal Data we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data internationally

We will transfer your Personal Data to our group members, shareholders of the Fund and related parties, and to third party service providers outside of the EEA, which do not have similarly strict data protection and privacy laws.

Where we transfer Personal Data to other members of our group, or our service providers, we have put in place data transfer agreements and safeguards using European Commission approved terms.

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data.

If we do, you have the right to withdraw this consent at any time.

Please contact us or send us an email at GDPRqueries@blackstone.com at any time if you wish to do so.

Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

•	We will generally retain Personal Data about you throughout the life cycle of any investment you are involved in
•	Some Personal Data will be retained after your relationship with us ends As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any investment vehicle related to the Fund and there is no longer any legal or regulatory requirement or other legitimate business purpose for retaining your Personal Data.

Your rights

You have certain data protection rights, including:

•	the right to access your Personal Data
•	the right to restrict the use of your Personal Data
•	the right to have incomplete or inaccurate Personal Data corrected
•	the right to ask us to stop processing your Personal Data
•	the right to require us to delete your Personal Data in some limited circumstances

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

Concerns or queries

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This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

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Contact us by email at GDPRqueries@blackstone.com.

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Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review.

This Data Privacy Notice was last updated on 24 May 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of

Blackstone Alternative Alpha Master Fund and Subsidiary

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Blackstone Alternative Alpha Master Fund and Subsidiary (the “Master Fund”), including the consolidated schedule of investments, as of March 31, 2019, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Master Fund as of March 31, 2019, and the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments in investee funds owned as of March 31, 2019, by correspondence with the investment managers or their administrators; when replies were not received from the investment managers or their administrators, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

May 24, 2019

We have served as the auditors of one or more investment companies within the group of investment companies since 2010.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Assets and Liabilities

As of March 31, 2019

Assets:
Investments in Investee Funds, at fair value (Cost $530,753,473)	$629,756,437
Cash	15,891,600
Receivable from investments sold	36,289,290
Interest receivable	28,620
Receivable for shares issued to feeder funds	120

Total assets	681,966,067

Liabilities:
Payable for shares repurchased	43,066,140
Management fees payable	2,102,926
Payable to Investment Manager	1,554,648
Commitment fees payable	69,875
Accrued expenses and other liabilities	694,767

Total liabilities	47,488,356

Net assets	634,477,711

Components of Net Assets:
Paid-in capital	589,388,285
Total Accumulated Earnings	45,089,426

Net assets	634,477,711

Net Asset Value:
Net assets	634,477,711
Shares of beneficial interests outstanding, no par value, unlimited shares authorized	554,182

Net asset value per share	$1,144.89

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments

March 31, 2019

	Shares	Cost	Fair Value	Percentage of Total Net Assets	First Acquisition Date	Redemptions Permitted(1)	Redemption Notification Period(1)
Investments in Investee Funds:
Equity(a)
Viking Global Equities III Ltd.(2)	37,209	$43,330,000	$ 56,623,208	8.92%	4/1/2012	Annually	45 Days
York European Opportunities Fund, L.P.		50,101,172	47,296,643	7.45%	8/1/2018	Quarterly	30 Days
Shearwater Onshore, LLC.		39,318,175	45,151,740	7.12%	8/1/2014	Annually	60 Days
Glenview Institutional Partners, L.P.		34,153,065	44,894,019	7.08%	4/1/2012	Quarterly	45 Days
SRS Partners US, LP		40,000,000	41,257,528	6.50%	7/1/2018	Quarterly	60 Days
Soroban Opportunities Cayman Fund Ltd(2)	23,977	30,149,639	37,482,650	5.91%	9/1/2014	Quarterly	60 Days
Coatue Qualified Partners, L.P.		24,942,270	36,577,225	5.77%	12/1/2013	Quarterly	45 Days
Southpoint Qualified Fund LP		28,395,294	33,752,260	5.32%	6/1/2012	Quarterly	60 Days
Steelmill Fund, Ltd.(2)	23,489	25,000,000	24,347,659	3.84%	2/1/2019	Quarterly	90 Days
Visium Balanced Offshore Fund, Ltd.(2)	18	35,959	14,582	—	4/1/2012	Non- Redeemable	Non- Redeemable

Total		315,425,574	367,397,514	57.91%

Multi-Category(b)
Elliott International Limited(2)	35,878	38,075,919	48,835,275	7.70%	7/1/2012	Quarterly – Semi- annually	60 Days
Magnetar Constellation Fund, Ltd(2)	27,676	33,704,065	43,010,938	6.78%	4/1/2012	Quarterly	90 Days
Third Point Ultra, Ltd.(2)	30,699	29,921,408	29,403,806	4.63%	4/1/2017	Quarterly	60 Days

Total		101,701,392	121,250,019	19.11%

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

March 31, 2019

	Shares	Cost	Fair Value	Percentage of Total Net Assets	First Acquisition Date	Redemptions Permitted(1)	Redemption Notification Period(1)
Global Macro(c)
Autonomy Global Macro Fund Limited(2)	355,844	$36,698,997	$ 55,591,350	8.76%	7/1/2015	` Monthly	60 Days

Relative Value(d)
Renaissance Institutional Diversified Alpha Fund International L.P.(2)		41,377,510	45,928,141	7.24%	5/1/2014	Monthly	60 Days

Interest Rate - Driven(e)
Element Capital Feeder Fund Limited(2)	13,968	21,050,000	24,509,413	3.86%	3/1/2017	Quarterly	90 Days
Rokos Global Macro Fund Limited(2)	126,749	14,500,000	15,080,000	2.38%	1/1/2019	Monthly	90 Days

Total		35,550,000	39,589,413	6.24%

Total Investments in Investee Funds(3)(4)		$530,753,473	$629,756,437	99.26%

Other assets, less liabilities			4,721,274	0.74%

Total Net Assets			$634,477,711	100.00%

Percentage of total net assets represents each respective investment in Investee Fund at fair value as compared to total net assets.

The Consolidated Master Fund (as defined herein) is not able to obtain information about certain specific investments held by the Investee Funds due to lack of available data.

Investee Funds are organized in the United States, unless otherwise noted. Investee Funds are non-income producing securities.

Investee Funds are restricted securities per Rule §210.12-12.8 of Regulation S-X.

(1)	Reflects general redemption terms for each Investee Fund. See Note 4 in the Notes to the Consolidated Financial Statements for Major Investment Strategies disclosure.
(2)	Investee Fund is organized in a non-U.S. offshore jurisdiction.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Schedule of Investments (Continued)

March 31, 2019

(3)	The total cost of Investee Funds organized in the United States is $216,909,976 with a fair value of $248,929,415.
(4)	The total cost of Investee Funds organized in non-U.S. offshore jurisdictions is $313,843,497 with a fair value of $380,827,022.
(a)

The Equity strategy generally includes equity-focused Investee Funds with strategies using a bottom-up analysis that do not actively trade exposures, strategies focusing on shorter-term dynamics and appreciation for market technicals, strategies based on top-down thematic/macro views and strategies using technically driven statistical arbitrage with fundamental quantitative long/short strategies.

(b)	The Multi-Category strategy generally includes Investee Funds that invest across multiple strategies.
(c)	The Global Macro strategy generally includes global macro-focused Investee Funds with discretionary, directional and inter-country exposure to commodities, equities, interest rates and currencies.
(d)	The Relative Value strategy generally includes relative value-focused Investee Funds with a focus on long/short managers with fundamentally hedged products or otherwise low net exposure.
(e)

The Interest Rate-Driven strategy generally includes Investee Funds with relative value trades across global fixed income markets, intra-country trades, yield curve trades, basis trades, on the run vs. off the run trades, cash vs. derivative trades and volatility arbitrage in fixed income.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Operations

For the Year Ended March 31, 2019

Net Investment Loss:
Income:
Interest	$465,778

Expenses:
Management fees	9,089,262
Administration	370,123
Insurance	340,000
Interest	337,376
Commitment fees	283,381
Legal	241,493
Risk monitoring	235,644
Professional	155,821
Transfer agent fees	89,282
Custody	86,948
Trustee	59,037
Other	90,092

Total expenses	11,378,459

Net Investment Loss	(10,912,681)

Realized and Unrealized Gain from Investments:
Net realized gain from investments in Investee Funds	44,748,790
Net change in unrealized depreciation from investments in Investee Funds	(33,458,493)

Realized and Unrealized Gain from Investments	11,290,297

Net Increase in Net Assets resulting from Operations	$377,616

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(10,912,681)	$(11,117,647)
Net realized gain from investments in Investee Funds	44,748,790	26,907,890
Net change in unrealized (depreciation)/appreciation from investments in Investee Funds	(33,458,493)	23,832,804

Net increase in net assets resulting from operations	377,616	39,623,047

Distributions to shareholders	(32,848,208)	(31,494,036)

Capital Transactions:
Shareholder subscriptions	19,382,134	40,464,720
Shareholder redemptions	(154,294,057)	(174,737,872)
Reinvestment of distributions	32,848,208	31,494,036

Net decrease in net assets from capital transactions	(102,063,715)	(102,779,116)

Net Assets:
Total decrease in net assets	(134,534,307)	(94,650,105)
Beginning of year	769,012,018	863,662,123

End of year	$634,477,711	$769,012,018

Accumulated net investment loss	$(17,510,703)	$(27,066,512)

Share Transactions:
Beginning of year	640,352	725,329
Shares issued	16,714	33,365
Shares redeemed	(133,246)	(144,830)
Shares reinvested	30,362	26,488

End of year	554,182	640,352

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2019

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$377,616
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized gain from investments in Investee Funds	(44,748,790)
Net change in unrealized appreciation from investments in Investee Funds	33,458,493
Purchase of investments in Investee Funds	(222,663,179)
Proceeds from redemptions of investments in Investee Funds	313,122,275
Decrease in receivable from investments sold	46,754,967
Decrease in due from feeder funds	1,341,494
Decrease in prepaid expenses	68,868
Decrease in interest receivable	188,878
Decrease in management fees payable	(425,401)
Increase in payable to Investment Manager	1,313,269
Decrease in commitment fees payable	(1,554)
Increase in accrued expenses and other liabilities	403,197

Net cash provided by operating activities	129,190,133

Cash Flows from Financing Activities:
Proceeds from shareholder subscriptions	19,382,134
Payments for shareholder redemptions of shares	(146,150,697)
Proceeds from borrowings under credit facility	76,000,000
Repayment of borrowings under credit facility	(76,000,000)

Net cash used in financing activities	(126,768,563)

Net change in cash	2,421,570
Cash, beginning of year	13,470,030

Cash, end of year	$15,891,600

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$337,376

Supplemental Disclosure of Non-cash Financing Activities:
Reinvestment of distributions	$32,848,208

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Consolidated Financial Highlights

	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
Per Share Opening Performance:
Net Asset Value, Beginning of Year	$1,200.92	$1,190.72	$1,073.77	$1,234.31	$1,160.74
Income/(loss) from Investment Operations:
Net investment loss[1]	(17.85)	(16.20)	(14.16)	(15.48)	(18.30)
Net realized and unrealized gain/(loss) from investments	17.08	74.00	133.39	(114.95)	136.51

Net income/(loss) from investment operations	(0.77)	57.80	119.23	(130.43)	118.21

Distributions to shareholders from ordinary income	(5.52)	(19.10)	(2.28)	—	—
Distributions to shareholders from net realized capital gains	(49.74)	(28.50)	—	(30.11)	(44.64)

Net Asset Value, end of year	$1,144.89	$1,200.92	$1,190.72	$1,073.77	$1,234.31

Financial Ratios:
Expenses to average net assets	1.57%	1.48%	1.46%	1.45%	1.53%

Net investment loss to average net assets	(1.50)%	(1.33)%	(1.25)%	(1.33)%	(1.53)%

Portfolio turnover	32.69%	2.47%	13.15%	8.97%	8.68%

Total return	0.20%	4.90%	11.11%	(10.70)%	10.33%

Net assets, end of year (000s)	$634,478	$769,012	$863,662	$944,402	$815,598

[1]	Calculated using average shares outstanding during the year.

The financial ratios represent the expenses and net investment loss to average monthly net assets for the year. The ratios do not reflect the Consolidated Master Fund’s share of the income and expenses of the underlying Investee Funds.

See accompanying Notes to Consolidated Financial Statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2019

1. Organization

Blackstone Alternative Alpha Master Fund (the “Master Fund”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company, commenced operations on April 1, 2012. Blackstone Alternative Alpha Fund and Blackstone Alternative Alpha Fund II (the “Feeder Funds”) invest substantially all of their assets in the Master Fund. The Master Fund’s investment objective is to seek to earn attractive long-term risk-adjusted returns.

The Master Fund owns 100% of the shareholder interest of Blackstone Alternative Alpha Sub Fund I Ltd. (the “Intermediate Fund”), an exempted company incorporated under the laws of the Cayman Islands on March 14, 2012 for the purpose of facilitating the implementation of the Master Fund’s investment objectives. The Consolidated Financial Statements include the financial statements of the Master Fund and the Intermediate Fund (collectively, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Funds is Blackstone Alternative Asset Management L.P. (“BAAM” or the “Investment Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. Each of the Master Fund, the Feeder Funds and the Intermediate Fund is a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAAM, the commodity pool operator of the Master Fund, the Feeder Funds and the Intermediate Fund, is registered with the CFTC, but has claimed relief under Rule 4.12(c)(3) of the Commodity Exchange Act, with respect to the Master Fund and the Feeder Funds, and Rule 4.7, with respect to the Intermediate Fund, from certain disclosure, reporting and recordkeeping requirements otherwise applicable to commodity pools. The Board of Trustees (the “Board” and each member a “Trustee”) of the Master Fund supervises the conduct of the Consolidated Master Fund’s and the Feeder Funds’ affairs and, pursuant to their respective investment management agreements, has engaged BAAM to manage the Consolidated Master Fund’s and Feeder Funds’ day-to-day investment activities.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the registration statement of the Master Fund.

2. Basis of Presentation

The Consolidated Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

The Master Fund is an investment company in accordance with Accounting Standards Codification 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Master Fund follows the accounting and reporting guidance in Topic 946, as described in FASB Accounting Standards Update No. 2013-08.

The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates and these differences could be material.

Consolidation

The Fund consolidates its investment in the Intermediate Fund. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Intermediate Fund. All material intercompany balances and transactions have been eliminated.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2019

3. Significant Accounting Policies

Fair Value Measurements

Valuation Process

The valuation of the Consolidated Master Fund’s investments is reviewed monthly by the valuation committee (“Valuation Committee”). The Valuation Committee is delegated by the Board with the administration and oversight of the Consolidated Master Fund’s valuation policies and procedures. The Valuation Committee determines the fair value of investments in accordance with the current fair value guidance and as described below. In the event the Valuation Committee determines, in its discretion and based on its own due diligence and investment monitoring procedures, that the valuation of any investment determined, as set forth below, does not represent fair value, the Valuation Committee will value such investments at fair value in accordance with procedures adopted in good faith and approved by the Board, as may be amended from time to time.

Investments in Investee Funds

The fair value of investments in investment partnerships, managed funds, and other investment funds (“Investee Fund(s)”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946. In order to use the practical expedient, the Investment Manager has internal processes to independently evaluate the fair value measurement process utilized by the underlying Investee Fund to calculate the Investee Fund’s NAV in accordance with ASC 946. Such internal processes include the evaluation of the Investee Fund’s process and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the Investee Fund’s audited financial statements, and ongoing monitoring of other relevant qualitative and quantitative factors. The fair value of one of the Fund’s investments is valued in good faith by the Investment Manager and is classified as Level 3 of the fair value hierarchy. As of year-end, the fair value of the investment was $14,582, which is considered a transfer into Level 3, with no purchases or sales during the year.

Additionally, the Consolidated Master Fund may invest in promissory notes issued by an Investee Fund. Such promissory notes are secured by a lien upon assets of the Investee Fund and are classified as investments in Investee Funds. The fair value of Investee Fund promissory notes is based on the residual value of the notes after subtracting the fair value of the Investee Fund’s shares from the Investee Fund’s enterprise value. The enterprise value of the Investee Fund is based upon the reported NAV of the Investee Fund gross of the par value of promissory note liabilities. An investment in promissory notes are classified as Level 3 of the fair value hierarchy and the most significant unobservable input in determining fair value is the reported NAV of the Investee Fund. As of year-end, the promissory note was no longer outstanding due to sales of $5,065,787 during the year.

The fair value of investments in Investee Funds is reported net of management fees and incentive allocations/fees. The Investee Funds’ management fees and incentive allocations/fees are reflected in realized and unrealized gain from investments in the Consolidated Statement of Operations.

Due to the inherent uncertainty of these estimates, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The investments in Investee Funds may involve varying degrees of interest rate risk, credit risk, foreign exchange risk, and market, industry or geographic concentration risk. While the Investment Manager

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2019

monitors and attempts to manage these risks, the varying degrees of transparency into and potential illiquidity of the financial instruments held by the Investee Funds may hinder the Investment Manager’s ability to effectively manage and mitigate these risks.

Fair Value of Financial Instruments

The fair value of the Consolidated Master Fund’s assets and liabilities which qualify as Financial Instruments under the existing accounting guidance for Financial Instruments, approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities due to their short term nature.

Investment Transactions and Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Income and expenses, including interest, are recorded on an accrual basis.

The net realized gains or losses from investments in Investee Funds are recorded when the Consolidated Master Fund redeems or partially redeems its interest in the Investee Funds or receives distributions in excess of return of capital. Realized gains and losses from redemptions of investments are calculated using the first-in, first-out cost basis methodology.

Cash

At March 31, 2019, the Consolidated Master Fund had $15,891,600 of cash held at a major U.S. bank.

Contingencies

Under the Master Fund’s Amended and Restated Declaration of Trust (“Declaration of Trust”), the Master Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund. Additionally, in the normal course of business, the Consolidated Master Fund enters into contracts that contain a variety of representations and indemnifications. The Consolidated Master Fund’s maximum exposure under these arrangements is unknown. To date, the Consolidated Master Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

Income Taxes

The Master Fund’s policy is to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Master Fund files U.S. federal and various state and local tax returns.

Management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns for the current open tax years ended October 31, 2015, October 31, 2016, October 31, 2017 and October 31, 2018 and has concluded, as of March 31, 2019, that no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for the current open tax years are subject to examination by the Internal Revenue Service and state taxing authorities.

The Intermediate Fund is a controlled foreign corporation (“CFC”) for U.S. income tax purposes. As a wholly-owned CFC, the Intermediate Fund’s net income and capital gains, to the extent of its earnings and profits, are included in the Master Fund’s investment company taxable income.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2019

For the current open tax years and for all major jurisdictions, management of the Intermediate Fund has concluded that there are no significant uncertain tax positions that would require recognition in the Master Fund’s financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months. As a result, no income tax liability or expense, including interest and penalties, has been recorded within these consolidated financial statements.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of capital gains, if any, are declared and paid at least annually. Dividends and capital gain distributions paid by the Master Fund will be reinvested in additional Shares (defined below) of the Master Fund unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment will be issued at their net asset value on the ex- dividend date.

Borrowings Under Credit Facility

The Master Fund has a secured revolving borrowing facility (the “Facility”) with borrowing capacity of $43,000,000 (the “Maximum Principal Amount”). Borrowings under the Facility are used primarily for bridge financing purposes and are secured by the assets of the Master Fund. Under the terms of the agreement, the Maximum Principal Amount may be increased or decreased upon mutual written consent of the Master Fund and the lender. Outstanding borrowings bear interest at a rate equal to 3-month LIBOR plus 1.00% per annum (3.60% at March 31, 2019). A commitment fee is charged in the amount of 0.65% per annum on the total commitment amount of the Facility. Outstanding borrowings and accrued interest are due no later than December 31, 2019, the expiration date of the Facility, at which time the Master Fund and the lender can agree to extend the existing agreement. At March 31, 2019, the Master Fund had no outstanding borrowings under the Facility.

During the year ended March 31, 2019, the Master Fund’s maximum outstanding borrowing was $39,000,000. The weighted average principal outstanding during the period was approximately $9,373,288 at a weighted average interest rate of 3.41% per annum.

Restricted Securities

The Master Fund may purchase securities which are considered restricted. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended, or are subject to contractual restrictions on public sales. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. The Master Fund will not incur any registration costs upon such resales. The Master Fund cannot demand registration of restricted securities. The Master Fund’s restricted securities, like other securities, are priced in accordance with the Valuation Procedures. Restricted securities are identified in the Consolidated Schedule of Investments.

Recent Accounting Pronouncements and Regulatory Updates

In October 2018, the Securities and Exchange Commission (“SEC”) adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Master Fund’s consolidated financial statements for the year ended

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2019

March 31, 2019. The distributions to shareholders in the March 31, 2018 Statement of Changes in Net Assets presented herein conform to the current year presentation. At March 31, 2018 the distributions were from net investment income in the amount of $12,641,629 and undistributed net investment income in the amount of $18,852,407.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2018-13, Fair Value Measurements (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement to streamline disclosure requirements. The guidance is effective January 1, 2020, and the Fund has early adopted the amendments, as is permitted, for the year ended March 31, 2019. The new standard eliminated the requirements to disclose Level 1 and Level 2 transfers, policy of timing of transfers, valuation process for Level 3 fair value measurements and the changes in unrealized gains and losses included in Level 3 investments held at the end of the reporting period. In addition, the guidance modified disclosure requirements for the timing of the liquidation of an underlying Investee Fund’s assets, for restrictions from redemption from an underlying Investee Fund, and for non-public companies, the Level 3 rollforward. The modifications to disclosure requirements for the timing of liquidation of an underlying Investee Fund’s assets and for when redemption restrictions from an underlying Investee Fund might lapse did not impact the Fund as those disclosures had already been provided in prior years.

In November 2016, FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230)—Restricted Cash. The new guidance is intended to change the presentation of restricted cash on the statement of cash flows. The new standard affects all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. The new guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those years. Early adoption is permitted. The adoption of this standard does not have a material impact on the consolidated financial statements.

4. Investments

Major Investment Strategies

Investments in Investee Funds that are non-redeemable or subject to other restrictions such as a lockup at the measurement date or have the ability to limit the individual amount of investor redemptions shall be classified as having a redemption restriction.

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot be redeemed because of redemption restrictions put in place by the Investee Fund.

Investments in Investee Funds by Strategy	Unfunded Commitment $	Non-Redeemable Investments (A)		Other Restricted Investments (B)		Investments Subject to No Restrictions	Total $
		Amount $	Redemption Restriction Commencement Date	Amount $	Redemption Restriction Term	Amount $

Equity	—	14,582	June 2016	173,417,322	12 months- 48 months	193,965,610	367,397,514

Multi-Category	—	—	—	58,038,537	24 months	63,211,482	121,250,019

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2019

Investments in Investee Funds by Strategy	Unfunded Commitment $	Non-Redeemable Investments (A)		Other Restricted Investments (B)		Investments Subject to No Restrictions	Total $
		Amount $	Redemption Restriction Commencement Date	Amount $	Redemption Restriction Term	Amount $

Global Macro	—	—	—	55,591,350	10 months	—	55,591,350

Relative Value	—	—	—	—	—	45,928,141	45,928,141

Interest Rate-Driven	—	—	—	39,589,413	12 months	—	39,589,413

Total	—	14,582	—	326,636,622	—	303,105,233	629,756,437

(A) Investments in Investee Funds cannot currently be redeemed and the remaining redemption restriction period is not known. The date the redemption restriction commenced is disclosed.

(B) Investments subject to other restrictions include investments in Investee Funds that are subject to a lockup at the measurement date and/or have the ability to limit the individual amount of investor redemptions. The redemption restriction term is based on the restriction period (or range of restriction periods) for Investee Funds as defined in each respective Investee Fund’s governing legal agreement, without consideration of the length of time elapsed from the date of the investments in the Investee Funds. The Consolidated Master Fund’s investment in a particular Investee Fund classified within the strategies above may be comprised of investments with differing liquidity terms or investments which were made at differing points in time.

Purchases and sales of investments (inclusive of non-cash activity) for the year ended March 31, 2019 were $313,649,020 and $404,108,116 respectively.

Fair Value Hierarchy

Fair value guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The hierarchy established under the fair value guidance gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Level 1—Quoted prices are available in active markets for identical investments as of the measurement date. Quoted prices for these investments are not adjusted.

Level 2—Quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Level 3—Pricing inputs are unobservable for the investment and include instances where there is little, if any, market activity for the investment.

The fair value hierarchy is not meant to be indicative of the classification of investments held in the underlying portfolio of the Investee Fund.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2019

5. Fund Terms

Issuance of Shares

The Master Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”). The Master Fund will issue Shares as of the first business day of the month or at such other times as determined by the Board upon receipt of an initial or additional application for Shares. The Fund reserves the right to reject, in whole or in part, any applications for subscriptions of Shares. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust.

Repurchase of Shares

The Master Fund from time to time may offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Master Fund should repurchase Shares from shareholders pursuant to written tenders, the Master Fund’s Board will consider the Investment Manager’s recommendations, among other factors. The Investment Manager expects to recommend quarterly repurchases.

6. Related Party Transactions

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Fund, pays expenses on behalf of the Fund. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such administrative services. At year-end March 31, 2019, the amount outstanding is $1,554,648.

Management Fee

The Master Fund pays the Investment Manager a management fee (the “Management Fee”) quarterly in arrears (accrued on a monthly basis), equal to 1.25% (annualized) of the Master Fund’s net asset value at the end of such month before giving effect to the payment of the management fee or any purchases or repurchases of Master Fund shares or any distributions by the Master Fund. The Management Fee for any period less than a full quarter is pro-rated.

Expense Payments

The Investment Manager pays expenses on behalf of the Consolidated Master Fund and is subsequently reimbursed for such payments. As of March 31, 2019, the Consolidated Master Fund had $1,554,648 payable to the Investment Manager recorded in the Consolidated Statement of Assets and Liabilities.

7. Financial Instruments and Off-Balance Sheet Risk

In the normal course of business, the Investee Funds may enter into certain financial instrument transactions which may result in off-balance sheet market risk and credit risk. The Consolidated Master Fund’s market risk is also impacted by an Investee Fund’s exposure to interest rate risk, foreign exchange risk, and industry or geographic concentration risk. The Investee Funds invest in these instruments for trading and hedging purposes. The Consolidated Master Fund is indirectly subject to certain risks arising from investments made by the Investee Funds.

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2019

Market Risk

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions such as interest and currency rate movements. The Consolidated Master Fund is exposed to market risk indirectly as a result of the types of investments entered into by the Investee Funds. The Consolidated Master Fund actively monitors its exposure to market risk.

Investee Funds may invest in entities that trade or may invest directly in interest rate swaps, credit default swaps, exchange-traded and over-the-counter options, futures transactions, forward transactions, and securities sold, not yet purchased.

Credit Risk

Credit risk arises from the potential inability of counterparties to perform their obligations under the terms of a contract. The Consolidated Master Fund is indirectly exposed to credit risk related to the amount of accounting loss that the Investee Funds would incur if a counterparty fails to perform its obligations under contractual terms and if the Investee Funds fail to perform under their respective agreements.

8. Income Taxes

The primary difference between book and tax appreciation/depreciation of Investee Funds is attributable to adjustments to the tax basis of Investee Funds based on allocation of income and distributions from Investee Funds and the realization for tax purposes of financial statement unrealized gain/loss. In addition, the cost of Investee Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Investee Funds. As of March 31, 2019, the aggregate cost of Investee Funds and the composition of unrealized appreciation and depreciation on Investee Funds for federal income tax purposes are noted below.

Federal tax cost of investments in Investee Funds	$586,127,315

Gross unrealized appreciation	47,624,971
Gross unrealized depreciation	(3,995,849)

Net unrealized appreciation	$43,629,122

The tax character of dividends paid to shareholders during the year January 1, 2018 to December 31, 2018 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$3,278,676	$29,569,532	$32,848,208	$—	$32,848,208

The tax character of dividends paid to shareholders during the period January 1, 2017 to December 31, 2017 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions
$12,641,629	$18,852,407	$31,494,036	$—	$31,494,036

Blackstone Alternative Alpha Master Fund and Subsidiary

Notes to Consolidated Financial Statements (Continued)

March 31, 2019

As of the tax year ended October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$—	$12,044,265	$—	$51,224,330	$63,268,595

The amounts of net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. The timing of dividends from net investment income and distributions from net realized gains distributed during the fiscal year may also differ from the year that the income or realized gain was recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period the differences arise.

Accordingly, the following permanent differences, primarily due to distribution redesignation, passive foreign investment companies and partnership basis adjustments, have been reclassified to increase (decrease) such accounts during the tax year ended October 31, 2018:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$20,468,490	$(20,468,490)	$—

9. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of financial statement issuance, and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the financial statements.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information

March 31, 2019 (Unaudited)

Management of the Fund

The Consolidated Master Fund’s operations are managed by the Investment Manager under the direction and oversight of the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Consolidated Master Fund or the Investment Manager, (the “Independent Trustees”). The Consolidated Master Fund’s Trustees and officers are subject to removal or replacement in accordance with Massachusetts law and the Master Fund’s Declaration of Trust. The Consolidated Master Fund’s Board of Trustees also serves as the board of trustees of the Feeder Funds.

Compensation for Trustees

Each of the Independent Trustees is paid by the Fund Complex (as defined below) at a rate of $110,000 per fiscal year in the aggregate for their services to the Fund Complex (including the subsidiaries of Blackstone Alternative Multi-Strategy Fund, the “Subsidiaries”). Mr. Coates (a Trustee being treated as an “interested person” (as defined in the 1940 Act) of the Fund due to his employment by Envestnet, Inc., which conducts business with certain Investee Funds and may conduct business with the Investment Adviser and its affiliates in the future) is paid by the Fund Complex at a rate of $95,000 per fiscal year in the aggregate for his services to the Fund Complex (excluding the Subsidiaries). The Chairpersons of the Board of Trustees and the Audit Committee are paid by the Fund Complex an additional $25,000 and $15,000, respectively, per fiscal year. These payments are allocated to the Feeder-Funds and the other funds in the Fund Complex on the basis of assets under management. The Fund Complex also pays for the Trustees’ travel expenses related to Board of Trustees meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex.

The following table sets forth information covering the total compensation payable by the Feeder Funds and the Master Fund (collectively, the “BAAF Funds”) during the fiscal year ended March 31, 2019 to the persons who served as Trustees of the BAAF Funds during such period. The officers of the BAAF Fund did not receive compensation from any of the BAAF Funds during the fiscal year ended March 31, 2019.

Name of Independent Trustee	Aggregate Compensation From the BAAF Funds	Total Compensation From the Fund Complex[1]
John M. Brown	$16,699	$135,000
Peter M. Gilbert	$13,220	$110,000
Paul J. Lawler	$13,220	$110,000
Kristen M. Leopold	$15,308	$125,000

Name of Interested Trustee	Aggregate Compensation From the BAAF Funds	Total Compensation From the Fund Complex[1]
Frank J. Coates	$13,220	$95,000
Peter Koffler	None	None

[1]

These amounts represent aggregate compensation for the services of each Trustee to each fund in the Fund Complex, for which each Trustee serves as trustee. For the purposes of this table, the “Fund Complex” consists of the BAAF Funds, Blackstone Alternative Multi-Strategy Fund, a series of Blackstone Alternative Investment Funds, and the Subsidiaries.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

INDEPENDENT TRUSTEES
Name and Year of Birth of Independent Trustees[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Trusteeships Held by Trustee
John M. Brown (1959)	Trustee	January 2012 to Present	Retired (2004 – Present)	4	None
Peter M. Gilbert (1947)	Trustee	February 2016 to Present	Retired (2015 – Present); CIO, Lehigh University Endowment Fund (2007 – 2015)	4	None
Paul J. Lawler (1948)	Trustee	January 2012 to Present	Retired (2011 – Present)	4	Trustee, First Eagle Funds (8 portfolios)
Kristen Leopold (1967)	Trustee	January 2012 to Present	CFO, WFL Real Estate Services, LLC (2006 – Present); CFO, KL Associates LLC (Hedge Fund Consulting) (2007 – 2014)	4	Trustee, CPG Funds (5 portfolios)

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

INTERESTED TRUSTEES
Name and Year of Birth of Independent Trustees[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Trusteeships Held by Trustee
Frank J. Coates[4] (1964)	Trustee	January 2012 to Present	Executive Managing Director[6], Envestnet, Inc. (Wealth Management Solutions) (2016 – Present); CEO, Wheelhouse Analytics, LLC (Technology Solutions) (2010 – 2016)	4	None
Peter Koffler[5] (1956)	Trustee	December 2012 to Present	Senior Managing Director[6], The Blackstone Group L.P. (“Blackstone”) (2012 – Present); General Counsel, BAAM (2010 – Present) and Blackstone Alternative Investment Advisors LLC (“BAIA”) (2012 – Present); Chief Compliance Officer, BAAM (2008 – 2012) and BAIA (2018 – Present); Chief Compliance Officer, Blackstone (2013 – 2016)	4	None

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

OFFICERS
Name and Year of Birth of Officers[1]	Position(s) Held with each of the Feeder Funds and the Master Fund	Term of Office[7] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Gavin (1969)	President (Principal Executive Officer)	November 2011 to Present	Chief Operating Officer & Senior Managing Director[6], Blackstone (2007 – Present)
James Hannigan (1983)	Chief Compliance Officer and Chief Legal Officer	Chief Compliance Officer (August 2016 to Present); Chief Legal Officer (March 2015 to Present) Anti-Money Laundering Officer (August 2016 to September 2018)	Managing Director[6], Blackstone (2018 – Present); Vice President, Blackstone (2013 – 2017)
Natasha Kulkarmi (1977)	Secretary	May 2018 to Present	Vice President, Blackstone (2016 – Present); Associate, Blackstone (2013 – 2015)
Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	November 2011 to Present	Senior Managing Director[6], Blackstone (2016 – Present); Chief Financial Officer, BAAM (2007 – Present) And BAIA (2012 – Present) Managing Director[6], Blackstone (2007 – 2015)
Cyrus B. Richardson (1968)	Anti-Money Laundering Officer	September 2018 to Present	Managing Director[6], Blackstone (2013 – Present); Chief Financial Officer, Blackstone Advisory Partners L.P. (2013 – Present); General Counsel, Blackstone Advisory Partners L.P. (2018 – Present)

[1]	Unless otherwise noted, the business address of each officer and Trustee is c/o Blackstone Alternative Investment Advisors LLC, 345 Park Avenue, 28th Floor, New York, New York 10154.
[2]

Term of office of each Trustee is indefinite, until his or her resignation, removal, or death. Any Trustee of each of the Feeder Funds or the Master Fund may be removed from office in accordance with the provisions of each of the Feeder Fund’s and the Master Fund’s Amended and Restated Agreement and Declaration of Trust and Bylaws.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

[3]

The “Fund Complex” consists of the Feeder Funds, the Master Fund, and Blackstone Alternative Multi-Strategy Fund (“BAMSF”), a series of Blackstone Alternative Investment Funds and the BAMSF Subsidiary Funds (“BAMSF Subsidiaries”).

[4]

Mr. Coates is being treated as an “interested person” of the Fund and the Master Fund, as defined in the 1940 Act, due to his employment by Envestnet, Inc., which conducts business with certain Investment Funds and may conduct business with BAAM and/or its affiliates in the future.

[5]	Mr. Koffler is an “interested person” of the Feeder Funds and the Master Fund, as defined in the 1940 Act, due to his position with BAAM and its affiliates.
[6]	Executive title, not a board directorship.
[7]	Term of office of each Officer is indefinite, until his or her death, resignation, removal or disqualification.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Consolidated Master Fund as of March 31, 2019.

Assets Class(1)	Fair Value	%
Equity	$367,397,514	58.34%
Multi-Category	121,250,019	19.25%
Global Macro	55,591,350	8.83%
Relative Value	45,928,141	7.29%
Interest Rate-Driven	39,589,413	6.29%

Total Investments	$629,756,437	100.00%

(1)	The complete list of investments included in the listed asset class categories is included in the Consolidated Schedule of Investments of the Consolidated Master Fund’s financial statements.

Form N-Q or N-PORT Filings

The Consolidated Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or N-PORT. The Consolidated Master Fund’s Form N-Q or N-PORT is available on the SEC’s website at http://www.sec.gov within 60 days after the Consolidated Master Fund’s first and third fiscal quarters. Holdings and allocations shown on any Form N-Q or N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, will be available by August 31 of that year (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

Board Approval of the Continuance of the Investment Management Agreement

At a joint meeting of the Boards of the Master Fund, Blackstone Alternative Alpha Fund (“BAAF”), and Blackstone Alternative Alpha Fund II (“BAAF II,” and together with the Master Fund and BAAF, the “Funds”) held in person on February 26-27, 2019, the Board, including a majority of the Independent Trustees, considered and unanimously approved the Investment Management Agreements (the “Investment Management Agreements”) between each Fund and BAAM. The Board and the Independent Trustees present also considered and unanimously approved the Investment Management Agreement between the Intermediate Fund and BAAM. Because the Intermediate Fund is a wholly-owned subsidiary of the Master Fund, the Board and the Independent Trustees present evaluated its Investment Management Agreement in conjunction with that of the Master Fund, not separately, and references to the Master Fund’s Agreement should be considered to include reference to the Intermediate Fund Investment Management Agreement.

The Independent Trustees were assisted in their review of the BAAM Investment Management Agreements by independent legal counsel. The Board requested and evaluated all the information it deemed reasonably necessary under the circumstances in connection with the approval of the BAAM Investment Management Agreements. Prior to the meeting, the Board received, among other things, (1) materials prepared by independent legal counsel regarding the relevant factors to consider in connection with the approval of the continuation of the BAAM Investment Management Agreements; (2) materials prepared by BAAM relating to, among other things, BAAM’s experience and qualifications to serve as advisor to the Funds; (3) analysis of the fees and expenses of the Funds as compared with a peer group of funds; (4) analysis of BAAM’s expected profitability for providing services to the Funds; (5) information regarding BAAM’s Code of Ethics and compliance program; and (6) materials prepared by an outside firm, unaffiliated with the Funds or BAAM, that is in the business of regularly preparing reports for use by fund boards in considering investment advisory agreement approvals (the “Service Provider”) comparing the management fee rate and total operating expenses of the Funds to those of a peer group of funds determined by the Service Provider.

At the meeting, there was a discussion regarding the materials that had been provided to the Board, the terms of the BAAM Investment Management Agreements, the services being provided by BAAM, and other relevant considerations. Following this discussion, the Board, including all of the Independent Trustees present, determined to renew each Agreement for a term of one year on the basis of the following considerations:

Nature, Extent, and Quality of the Services

The Board discussed BAAM’s personnel, operations, and financial condition and considered: (i) the background and experience of key investment personnel and BAAM’s ability to attract and retain talent; BAAM’s focus on analysis of complex asset categories; (iii) BAAM’s disciplined investment approach and commitment to investment principles; (iv) BAAM’s manager selection and due diligence process; (v) BAAM’s significant risk management, compliance, and operational efforts; (vi) BAAM and Blackstone Advisory Partners L.P.’s plan for sales of the Funds’ shares; and (vii) BAAM’s oversight of and interaction with service providers. The Board concluded that the nature, extent, and quality of the management services provided were appropriate and thus supported a decision to renew the Investment Management Agreements. The Board also concluded that BAAM likely would be able to provide during the coming year the same quality of investment management and related services as provided in the past and that these services are appropriate in scope and extent in light of the Funds’ and the Intermediate Fund’s operations, the competitive landscape, and investor needs.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

Investment Performance

The Board received and considered information about (i) the one year, inception-to-date, quarter-to-date, and trailing three months performance information of BAAF and Advisor Class III Shares of BAAF II, each in comparison to the HFRI Equity Hedge Index, HFRI Fund Weighted Composite Index, Russell 2000 Index, S&P 500 Index, MSCI World Index, Barclays Aggregate Bond Index, and a custom benchmark index (the “Comparative Indices”); (ii) the historical monthly performance of BAAF and Advisor Class III Shares of BAAF II since inception (net of fees and expenses); (iii) the inception-to-date standard deviation (a measurement of volatility) and Sharpe ratio (a measurement of risk-adjusted return) of each of BAAF and Advisor Class III Shares of BAAF II, each in comparison to those of the Comparative Indices; and (iv) annualized inception-to-date, one-year and three-year returns of BAAF (net of fees and expenses) as compared to a peer group selected by BAAM’s Oversight Committee (the “Committee”) for which this information was shown (which included two funds in the Service Provider-prepared peer group). In addition, the Board considered information about performance risk measurements of BAAF and the subset of the Committee-prepared peer group for which this information was shown (which included two funds from the Service Provider-prepared peer group), such as annualized return versus annualized volatility and index correlation for the inception-to-date, one year, three-year, and five-year periods. The Board further considered information about BAAF’s upside and downside capture and BAAF’s one-year, three-year and inception-to-date performance, volatility, Sharpe ratio, and beta ratio versus that of several indices.

The Board noted that, as of December 31, 2018 (i) BAAF’s inception-to-date returns were less than the custom benchmark index and greater than the Barclays Aggregate Bond Index, its one-year returns were less than the custom benchmark index and the Barclays Aggregate Bond Index, and its Sharpe ratios were below those of the Comparative Indices; (ii) BAAF II’s inception-to-date returns were less than the custom benchmark index and greater than the Barclays Aggregate Bond Index, its one-year returns were less than the custom benchmark index and the Barclays Aggregate Bond Index, and its Sharpe ratios were below those of the Comparative Indices; (iii) each of BAAF’s and BAAF II’s volatility was greater than HFRI Fund Weighted Composite Index, Barclays Aggregate Bond Index, and the custom benchmark index and less than HFRI Equity Hedge Index, Russell 2000 Index, S&P 500 Index and MSCI World Index. The Board noted that BAAF’s and BAAF II’s inception-to-date performance returns, and BAAF’s one-year performance returns, were less than those of the S&P 500 Index, as was expected during periods of strong equity market performance. The Board also noted that, as of December 31, 2018, BAAF’s annualized inception-to-date performance return was less than the corresponding returns of all three funds in the subset of the Committee-prepared peer group for which this information was shown. On the basis of the Board’s assessment, the Board concluded that the investment performance generated by BAAM was generally satisfactory and that BAAM was capable of generating a level of long term investment performance that is appropriate in light of the Funds’ investment objectives, policies, and strategies, although recognizing that there can be no assurance of any particular investment outcome.

Fees and Expenses

The Board, including the Independent Trustees, compared the fee and expense ratios of BAAF and BAAF II (before and after any fee waivers and expense reimbursements) for the calendar year ended December 31, 2018 against the fee and expense ratios of the Service Provider-prepared peer group. The Board also considered the oral analysis provided by BAAM on the appropriateness of the Service Provider-prepared peer group and a comparison provided by BAAM of the fees and expenses of BAAF and BAAF II (Advisor Class II Shares and Advisor Class III Shares) against those of a private fund managed by BAAM that offers a similar investment program. Specifically, the Board considered data based on information provided by the Service Provider indicating that, (i) the contractual (before waivers) management (including both investment management and administration fees) fee rate of BAAF was higher than four of the ten other funds in the

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

Service Provider-prepared peer group; (ii) BAAF’s total net expenses (management fee and expenses after waiver) were lower than five of the ten other funds in the Service Provider-prepared peer group; and (iii) BAAF’s total fee was higher than six of the ten other funds in the Service Provider-prepared peer group.

The Board also took into consideration the peer group analysis prepared by BAAM, under the guidance of the Oversight Committee, which showed fees and expenses of BAAF and a group of seven competitor funds selected by BAAM (including five of the funds in the Service Provider-prepared peer group). The Board noted that: (i) BAAF’s contractual (before waivers) management fee rate was higher than three of the seven (and the same as one of the seven) other funds in the broader Committee-prepared peer group; (ii) BAAF’s total net expenses (management fee and expenses after waiver) were lower than five (and the same as one) of the seven funds in the Committee-prepared peer group, and (iii) BAAF’s total fee was higher than four of the seven other funds in the broader Committee-prepared peer group. The Board considered BAAF’s fees and expenses in light of the scope and quality of services provided by BAAM and determined that, given the scope and quality of services provided by BAAM, the fees that are higher than those charged by peers were appropriate. On the basis of the factors considered and information presented, the Board determined that BAAF fee rates were reasonable.

Costs of Services and Profitability

In analyzing the cost of services and profitability of BAAM, the Board considered BAAM’s resources devoted to the Funds, as well as the revenues earned and expenses incurred by BAAM. The Board considered profitability data provided by BAAM showing fees, revenues, and overhead expenses of the Funds. The Board took into account the significant investment by, and cost to, BAAM regarding service infrastructure to support the Funds and their investors. On the basis of the Board’s review of the fees to be charged by BAAM for investment advisory and related services, the relatively unique, and highly specialized, nature of Funds’ investment program, BAAM’s financial information, and the estimated overhead costs associated with managing the Funds, the Board concluded that the level of investment management fees is appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the cap on expenses established by the expense limitation agreements.

Economies of Scale

While noting that the management fees will not decrease as the level of the Funds’ assets increase, the Board concluded that the management fees were reasonable in light of the Funds current and anticipated size and reflected the Funds’ complex operations. The Board noted that it will have the opportunity to periodically re-examine whether any Funds have achieved economies of scale, as well as the appropriateness of management fees payable to BAAM, in the future.

Other Benefits

The Board discussed other potential benefits that BAAM may receive from the Funds. The Board noted that BAAM indicated that it does not expect to receive significant ancillary, soft dollar, or other “fall out” benefits as a result of its relationship with the Funds. The Board concluded that other benefits derived by BAAM from its respective relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to each of the Funds and its shareholders, and are consistent with industry practice and the best interests of each Fund and its shareholders.

Blackstone Alternative Alpha Master Fund and Subsidiary

Supplemental Information (Continued)

March 31, 2019 (Unaudited)

Conclusion

The Board, including all of the Independent Trustees present, concluded that the fees payable under each of the Investment Management Agreements were fair and reasonable with respect to the services that BAAM provides to the Funds and in light of the other factors described above that the Board deemed relevant. The Board, including all of the Independent Trustees present, determined to approve the continuation of the Investment Management Agreements based on a comprehensive consideration of all information presented to the Board at its meetings throughout the year and not as a result of any single controlling factor. The Board was assisted by the advice of independent legal counsel in approving the Investment Management Agreements.

Additional Information

The Master Fund’s prospectus and statement of additional information includes additional information about the Trustees of the Fund. The prospectus and statement of additional information is available, without charge, upon request by calling 1-855-890-7725.

Blackstone Alternative Alpha Fund II

Blackstone Alternative Alpha Master Fund

Trustees

John M. Brown, Chairman

Frank J. Coates

Peter M. Gilbert

Paul J. Lawler

Kristen M. Leopold

Peter Koffler

Investment Manager

Blackstone Alternative Asset Management L.P.

345 Park Avenue

New York, New York 10154

Administrator and Fund

Accounting Agent

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Custodian for Blackstone Alternative

Alpha Fund II

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Custodian for Blackstone Alternative

Alpha Master Fund

Bank of New York Mellon Corporation

101 Barclay Street,

17W New York, NY 10286

Transfer Agent

State Street Bank and Trust Company

1 Heritage Drive

North Quincy, MA 02171

Officers

Brian F. Gavin, President and Principal Executive Officer

Arthur Liao, Treasurer and Principal Financial and Accounting Officer

James Hannigan, Chief Legal Officer and Chief Compliance Officer

Natasha Kulkarni, Secretary

Cyrus B. Richardson, Anti-Money Laundering Officer

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Alternative Alpha Fund II for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Fund’s prospectus and statement of additional information without charge by calling the Fund’s transfer agent at 1-855-890-7725.

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No disclosures are required by this Item 2(b).

(c) The Registrant has not made any amendments to its code of ethics during the reporting period for this Form N-CSR.

(d) There have been no waivers granted by the Registrant to individual’s covered by the Registrant’s code of ethics during the reporting period for this form N-CSR.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee (the “Committee”).

(2) The audit committee financial expert is Kristen M. Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

		Current Fiscal Year	Previous Fiscal Year
(a)	Audit Fees	$41,500	$42,500
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(1)	$10,600	$10,600
(d)	All Other Fees	$0	$0

(1)	The nature of the services includes tax compliance, tax advice and tax planning.

(e)(1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to Blackstone Alternative Asset Management L.P., the investment adviser of the Registrant (“BAAM”), and any entity controlling, controlled by, or under common control with BAAM that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Current Fiscal Year	Previous Fiscal Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Current Fiscal Year	Previous Fiscal Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 13(c).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Managers and Description of Role of Portfolio Managers – as of May 28, 2019.

Each of the Registrant and Blackstone Alternative Alpha Fund (“BAAF”) is a “feeder fund” that invests substantially all of its assets in Blackstone Alternative Alpha Master Fund (the “Master Fund” and together with the Registrant and BAAF, the “BAAF Funds”). BAAM’s Investment Committee has primary responsibility for the day-to-day management of the portfolio of such funds. Information regarding the portfolio managers serving on BAAM’s Investment Committee is set forth below.

Name	Portfolio Manager of the Fund Since	Title and Recent Bibliography
Gideon Berger	2016	2008-Present: Senior Managing Director, The Blackstone Group L.P. (“Blackstone”) (Hedge Fund Solutions)

Greg Geiling	2016	2012-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011: Managing Director, Blackstone (Hedge Fund Solutions)

Min Htoo	2017	2017-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions); 2014-2016: Founder and Chief Investment Officer, Anandar Capital Management; 2005-2013: Partner, Magnetar Capital LLC

Robert Jordan	2016	2013-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions) 2011-2012: Managing Director, Blackstone (Hedge Fund Solutions)

John McCormick	2016	2018-Present: President and Chief Executive Officer of Blackstone Hedge Fund Solutions 2010-2018: Senior Managing Director, Blackstone (Hedge Fund Solutions)

Ian Morris	2016	2016-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions); 2011-2015: Managing Director, Blackstone (Hedge Fund Solutions)

Alberto Santulin	2012	2005-Present: Managing Director, Blackstone (Hedge Fund Solutions)

Ilan Sender	2018	2015–Present: Managing Director, Blackstone (Hedge Fund Solutions)

Stephen Sullens	2016	2006-Present: Senior Managing Director, Blackstone (Hedge Fund Solutions)

(a)(2) Other Accounts Managed by Portfolio Managers

As of March 31, 2019, the table below identifies the number of accounts (other than the Registrant, the Master Fund or BAAF) for which the portfolio manager of the Registrant (the “Portfolio Manager”) has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment funds and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Gideon Berger
	Registered Investment Companies	1	$7.2 billion	0	$0
	Other Pooled Investment Vehicles	175	$95.9 billion	104	$60.3 billion
	Other Accounts	0	$0	0	$0
Greg Geiling
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	164	$79.0 billion	94	$50.6 billion
	Other Accounts	0	$0	0	$0
Min Htoo
	Registered Investment Companies	1	$7.2 billion	0	$0
	Other Pooled Investment Vehicles	166	$88.2 billion	95	$52.6 billion
	Other Accounts	0	$0	0	$0
Robert Jordan
	Registered Investment Companies	1	$7.2 billion	0	$0
	Other Pooled Investment Vehicles	166	$88.2 billion	95	$52.6 billion
	Other Accounts	0	$0	0	$0
John McCormick
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	173	$86.7 billion	103	$58.3 billion
	Other Accounts	0	$0	0	$0
Ian Morris
	Registered Investment Companies	1	$7.2 billion	0	$0
	Other Pooled Investment Vehicles	166	$88.2 billion	95	$52.6 billion
	Other Accounts	0	$0	0	$0
Stephen Sullens
	Registered Investment Companies	1	$7.2 billion	0	$0
	Other Pooled Investment Vehicles	173	$86.7 billion	102	$55.2 billion
	Other Accounts	0	$0	0	$0

Alberto Santulin
	Registered Investment Companies	1	$7.2 billion	0	$0
	Other Pooled Investment Vehicles	1	$2.0 billion	1	$2.0
	Other Accounts	0	$0	0	$0
Ilan Sender
	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest. The Registrant (the “Fund”) and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Allocation of Investment Opportunities

If an investment opportunity is appropriate for the Fund, the Master Fund and one or more BAAM Multi-Manager Funds (as defined below), BAAM affiliates or their clients (collectively, “Other BAAM Clients”), BAAM intends to allocate such opportunity in accordance with BAAM’s written allocation procedures, which are governed by the principle of fair and equitable allocation, taking into account various investment criteria, such as the relative amounts of capital available for investments, the relative assets under management of the funds or accounts seeking to participate, relative exposure to market trends, investment objectives, available capacity, liquidity, diversification, contractual restrictions and guidelines and similar factors. “BAAM Multi-Manager Funds” is defined as multi-manager funds or accounts (i) for which BAAM, or any of its affiliates within Blackstone’s Hedge Fund Solutions Group, acts as an investment manager, managing member, general partner, or in a similar capacity and (ii) in which underlying investments generally are made with or through third-party portfolio managers (and also, in certain cases, directly).

Capacity

To the extent that BAAM Multi-Manager Funds as well as entities affiliated with BAAM invest in private investment funds and managed accounts through third-party investment managers that limit the amount of assets and the number of accounts that they manage, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such third-party investment managers. Similarly, to the extent that BAAM Multi-Manager Funds and other entities affiliated with BAAM wish to invest in specific opportunities (e.g., co-investments) directly or through third-party managers, where such opportunities also are of interest to the Fund and the Master Fund and are limited in capacity, BAAM may be required to choose among the Fund, the Master Fund, other BAAM Multi-Manager Funds and affiliated entities in allocating assets to such opportunities. In both of these scenarios, BAAM intends to allocate such opportunities in a fair and equitable manner and in accordance with BAAM’s written allocation procedures, taking into account various investment criteria, such as the relative amounts of capital available for investments, the relative assets under management of the funds or accounts seeking to participate, relative exposure to market trends, investment objectives, available capacity, liquidity, diversification, contractual restrictions and guidelines and similar factors.

Financial Interests in Underlying Managers

BAAM and its affiliates have financial interests in investment vehicles and asset managers, which interests may give rise to potential conflicts of interest between the Fund, the Master Fund and other investment vehicles managed by other asset managers. BAAM and its affiliates will endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations. These potential conflicts principally relate to the following:

Blackstone-Owned Managers

Affiliates of BAAM currently (or in the future may) hold ownership interests in, or are (or in the future may be) otherwise affiliated with, various investment managers (each fund managed by such an investment manager, a “Blackstone Affiliated Fund”). These ownership interests range from minority to 100%. Blackstone may receive a substantial portion of the revenues attributable to Blackstone Affiliated Funds. The nature of BAAM’s or its affiliates’ relationship with the Blackstone Affiliated Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in the Blackstone Affiliated Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders. If an investment in a Blackstone Affiliated Fund is not prohibited under the 1940 Act, BAAM may have an incentive to allocate the Fund’s or the Master Fund’s assets to such Blackstone Affiliated Fund since affiliates of BAAM have a direct or indirect financial interest in the success of such fund.

Blackstone Strategic Alliance Advisors L.L.C.

Blackstone Strategic Alliance Advisors L.L.C. (“BSAA”), an affiliate of BAAM, manages certain funds (each, a “Strategic Alliance Fund”) that make seed investments in investment vehicles (“Emerging Manager Vehicles”) managed by emerging fund managers (“Emerging Managers”). In connection with these seed investments, the Strategic Alliance Fund generally receives economic participation from the Emerging Manager Vehicles in the form of profit sharing or equity interests, or other contractual means of participating in the business of the Emerging Manager Vehicle. The nature of BAAM’s or its affiliates’ relationship with the Emerging Manager Vehicles means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund typically will not be able to invest in the Emerging Manager Vehicles, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund or the Master Fund in an Emerging Manager Vehicle would not be prohibited under the 1940 Act, the investment generally would benefit the Strategic Alliance Fund and a withdrawal/redemption by the Fund or the Master Fund from such fund generally would be detrimental to the Strategic Alliance Fund. In particular, to the extent that a BAAM Multi-Manager Fund (including the Fund or the Master Fund) invests with an Emerging Manager, the Strategic Alliance Fund will receive a portion of the revenue the Emerging Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the Strategic Alliance Funds, on the other hand. In order to mitigate the potential conflict, BSAA and the Strategic Alliance Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the BAAM Multi-Manager Fund’s investment with an Emerging Manager. Those amounts will be passed through or rebated to the investing Fund. This pass through/rebate generally also applies in the case of investments with an Emerging Manager outside of its commingled vehicle. The BAAM Multi-Manager Funds (including the Fund and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Emerging Manager with which they invest.

There is significant overlap between BAAM’s and BSAA’s investment committees.

Blackstone Strategic Capital Advisors L.L.C.

Blackstone Strategic Capital Advisors L.L.C. (“BSCA”), an affiliate of BAAM, manages certain funds (the “BSCA Funds”) that make investments typically in the form of equity interests or revenue shares in established alternative asset managers (the “Strategic Capital Managers”). The nature of BAAM’s relationship with BSCA and BSCA’s relationship with the Strategic Capital Managers means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund may not be able to invest in funds managed by a Strategic Capital Manager, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

To the extent that an investment by the Fund or the Master Fund in a fund managed by a Strategic Capital Manager would not be prohibited under the 1940 Act, it generally would benefit the BSCA Funds and a withdrawal/redemption by the Fund or the Master Fund from such fund generally would be detrimental to the BSCA Funds. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand.

In particular, to the extent that a BAAM Multi-Manager Fund (including the Fund or the Master Fund) invests with a Strategic Capital Manager, the BSCA Funds will receive a portion of the revenue the Strategic Capital Manager receives in respect of the BAAM Multi-Manager Fund’s investment. Accordingly, there may be a conflict between BAAM’s fiduciary obligation to the Fund and the Master Fund, on the one hand, and BAAM’s interest in the success of the BSCA Funds, on the other hand. In order to mitigate the potential conflict, BSCA and the BSCA Funds’ general partner will waive their share of any management or performance-based allocations or fees derived from the Fund’s or the Master Fund’s investment with a Strategic Capital Manager. Those amounts will be passed through or rebated to the Fund or Master Fund. This pass through/rebate generally also applies in the case of investments with a Strategic Capital Manager outside of its commingled vehicles. The BAAM Multi-Manager Funds (including the Fund and the Master Fund) will not otherwise participate in any of the economic arrangements related to any Strategic Capital Manager with which they invest.

There is significant overlap between BAAM’s and BSCA’s investment committees.

Blackstone Policies and Procedures

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund and the Master Fund expect to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund and the Master Fund expect to utilize for purposes of finding attractive investments. For example, the Investment Manager generally will be restricted from investing in (i) Blackstone portfolio companies and (ii) issuers with respect to which any investment advisor in the Blackstone Hedge Fund Solutions group has received material non-public information (the “Restricted Issuers”). These restrictions generally will not apply to Portfolio Managers. Other than with respect to the Restricted Issuers, the Investment Manager generally will be permitted to invest in issuers in which funds and accounts managed by affiliates of the Investment Manager have an interest. The Investment Manager could be forced to sell or could be restricted from selling existing investments, or could be precluded from making new investments, as a result of a relationship that Blackstone has or as a result of investments Blackstone and its clients and its affiliates have made.

Blackstone maintains information barriers that are designed to protect against the improper possession and/or use of material non-public information. Generally, no employee of the Investment Manager may contact an employee of another Blackstone group outside of the Blackstone Hedge Fund Solutions group, and vice versa, about a substantive business matter, without consent of the compliance department of the Investment Manager and, if appropriate, having the compliance department chaperone such contact. Prior to receiving confidential information each Blackstone group typically seeks to limit the impact that such receipt may have on other Blackstone groups by, among other things, limiting the applicability of any confidentiality agreement to the particular Blackstone group(s) that receive the confidential information. With respect to the Investment Manager’s ability to allocate investment opportunities to the Feeder Fund and the Master Fund where such opportunities are within the common investment programs of the Feeder Fund and other clients of the Hedge Fund Solutions group, Blackstone has established general guidelines for determining how such allocations are made, which, among other things, sets forth priorities and presumptions regarding allocation for certain types of investments and other matters. The application of those guidelines may result in the Feeder Fund and the Master Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines. It may also be the case that the Feeder Fund and the Master Fund will benefit from the relationships of other clients of the Hedge Fund Solutions group and Blackstone with respect to the availability of a particular investment opportunity.

Blackstone Proprietary Funds

From time to time, Blackstone hires or enters into a partnership or other arrangement with one or more investment professionals to form and manage private investment funds or separately managed accounts pursuing alternative investment strategies (“Proprietary Funds”). Blackstone generally will receive a substantial portion of the revenues attributable to these Proprietary Funds, in some instances greater than the revenues it receives from the Fund or the

Master Fund. Blackstone has formed several Proprietary Funds and expects to form additional Proprietary Funds in the future. The nature of BAAM’s or its affiliates’ relationship with the Proprietary Funds means that, due to the prohibitions contained in the 1940 Act on certain transactions between a registered investment company and affiliated persons of it, or affiliated persons of those affiliated persons, the Fund and the Master Fund typically will not be able to invest in the Proprietary Funds, even if the investment would be appropriate for the Fund or the Master Fund. These prohibitions are designed to prevent affiliates and insiders from using a registered investment company (such as the Fund and the Master Fund) to benefit themselves to the detriment of the registered investment company and its shareholders.

Middle- and Back-Office Services

BAAM owns a non-controlling, minority equity interest in Arcesium LLC (“Arcesium”) and the President of the Fund and the Master Fund, who is also the Chief Operating Officer of BAAM, serves on the board of Arcesium. To the extent permitted by the 1940 Act, Arcesium provides certain middle- and back-office services and technology to one or more Portfolio Managers and Investment Funds. The services and technology provided to the applicable Investment Funds by Arcesium are expected to support various post-trade activities, including trade capture, cash and position reconciliations, asset servicing, margin and collateral monitoring, pricing-related services, portfolio data warehousing, related recordkeeping, and other services and technology as agreed between the applicable Portfolio Managers and Arcesium. BAAM may recommend Arcesium’s services to certain Portfolio Managers, and certain Portfolio Managers from time to time may hire Arcesium. BAAM will not require any Portfolio Managers to hire Arcesium as a condition to investing in the Investment Funds of said Portfolio Managers nor will it favor Portfolio Managers who use Arcesium over Portfolio Managers who use other qualified middle- and back-office services providers when selecting Portfolio Managers for the Fund’s portfolio.

In return for its services, Arcesium typically receives a one-time upfront implementation fee, an annual software use and service fee (partly based on the relevant fund’s net asset value), and annual monthly financial operations services fee (also based on the relevant fund’s net asset value) (such fees in the aggregate, the “Arcesium Fees”). The Arcesium Fees will be negotiated directly by Arcesium and the Portfolio Managers. Because the Arcesium Fees are based, in part, on the net asset value of a fund, which, in the case of the Fund, is generally determined by the Administrator under the supervision of BAAM, there are potential conflicts with respect to calculation of the fees. Additional information regarding the Arcesium Fees is available from BAAM upon request.

In connection with BAAM’s minority equity ownership interest in Arcesium, BAAM is expected to receive cash distributions from Arcesium from time to time. In accordance with applicable law, these cash distributions are expected to be used to reimburse BAAM for the operating expenses of Arcesium for which BAAM has previously paid. Following such expected reimbursement, cash received by BAAM from Arcesium will be applied to reimburse funds/accounts that are managed by BAAM or its affiliates for the amount of Arcesium Fees paid by such entities to Arcesium. This means that the Fund may be reimbursed in full for its payment of Arcesium Fees; however, there is no guarantee of reimbursement in any event. In the event that cash distributions received by BAAM from Arcesium with respect to these funds’/accounts’ use of Arcesium exceed the Arcesium Fees paid by the funds/accounts, any excess amounts will be retained by BAAM. In addition, in the event that Arcesium is sold to a third-party, there is no guarantee that BAAM will continue to receive such cash distributions and that the funds/accounts will be reimbursed for any portion of the Arcesium Fees paid by it.

Other Activities of Blackstone, BAAM and its Affiliates

BAAM devotes to the Fund and the Master Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s and the Master Fund’s activities. Certain inherent conflicts of interest arise from the fact that BAAM, Blackstone and their affiliates act on behalf of the Fund and the Master Fund and may also carry on investment activities for a significant number of other clients (including registered investment companies and other investment funds sponsored by BAAM, Blackstone or their affiliates) in which the Fund or the Master Fund has no interest. In certain instances, the investment strategies and objectives of these other clients are similar to, or overlap with, the investment objective and strategy of the Fund or the Master Fund. These activities could be viewed as creating a conflict of interest in that BAAM’s time will not be devoted exclusively to the business of the Fund or the Master Fund but will be allocated among the Fund, the Master Fund and BAAM’s other clients.

BAAM’s future investment activities, including the establishment of registered investment companies and other investment funds, will give rise to additional conflicts of interest. In addition, the activities in which Blackstone and its affiliates are involved may limit or preclude the flexibility that the Fund or the Master Fund may otherwise have to participate in investments. The Fund or the Master Fund may be forced to waive voting rights or sell or hold existing investments as a result of relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. In addition, BAAM may determine not to invest the Fund’s or the Master Fund’s assets in an Investment Fund, or may withdraw/redeem all or a portion of an existing Fund or Master Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund, the Master Fund and BAAM’s other clients if that investment was made or maintained. To the extent that the adverse regulatory implications are attributable to the Fund’s or Master Fund’s investment, BAAM may cause the Fund or Master Fund to withdraw/redeem prior to other BAAM clients.

BAAM’s investment activities, including the establishment of other investment funds and providing advisory services to discretionary or non-discretionary clients (see “Non-Discretionary/Advisory Clients” below), may give rise to additional conflicts of interest. BAAM has no obligation to purchase or sell, or recommend for purchase or sale for the Fund or the Master Fund, any investment that BAAM or its affiliates may purchase or sell, or recommend for purchase or sale for their own accounts, for the accounts of family members or for the account of any other client or investment fund. Situations may arise in which private investment funds or accounts managed by BAAM or its affiliates have made investments which would have been suitable for investment by the Fund or the Master Fund but, for various reasons, were not pursued by, or available to, the Fund or the Master Fund. BAAM, Blackstone and their affiliates may also engage in business activities unrelated to the Fund and the Master Fund that create conflicts of interest. BAAM, Blackstone, their affiliates and any of their respective officers, directors, partners, members or employees, may invest for their own account in various investment opportunities, including in investment funds, in which the Fund or the Master Fund have no interest. BAAM may determine that an investment opportunity in a particular investment is appropriate for a particular account, or for itself, but not for the Fund or the Master Fund.

Blackstone employees, including employees of BAAM, may invest in hedge funds or other investment entities, including potential competitors of the Fund. Investors will not receive any benefit from any such investments.

Non-Discretionary/Advisory Clients

BAAM provides advisory services, typically on a non-discretionary basis, regarding the hedge fund portfolios of certain clients. BAAM may communicate investment recommendations to such clients prior to the full implementation of such recommendations by BAAM for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Accordingly, the Fund, the Master Fund, BAAM Multi-Manager Funds and BAAM’s other discretionary clients may be seeking to obtain limited capacity from Investment Funds at the same time as such non-discretionary clients. Similarly, to the extent that an Investment Fund imposes redemption limitations, actions taken by non-discretionary clients may be adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary accounts. In addition, through receiving investment recommendations, non-discretionary clients may from time to time effectively have access to or have the right to obtain information about investment decisions made for the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary clients. Based on such information, the non-discretionary clients may take actions that are adverse to the Fund, the Master Fund, BAAM Multi-Manager Funds or other discretionary BAAM clients.

Transactions Between the Fund and Other BAAM Clients

BAAM, to the extent permitted by applicable law, including the 1940 Act, may cause the Fund or the Master Fund to purchase investments from, to sell investments to or to exchange investments with any of its or Blackstone’s affiliates. Any such purchases, sales or exchanges generally will be effected based upon the net asset value of the investment.

(a)(3) Compensation of Portfolio Managers - as of March 31, 2019

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by BAAM or its affiliates and not by the Registrant, BAAF, or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of The Blackstone Group L.P., the parent company of BAAM (“Blackstone”), which stock options may be subject to certain vesting periods. The amount of the Portfolio Managers’ discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of BAAM and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of BAAM; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability to BAAM derived from the management of the Registrant, BAAF, the Master Fund and the other accounts managed by BAAM; the absolute performance of the Registrant, BAAF, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Manager in assisting with managing the assets of BAAM; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

(a)(4) Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of the Registrant and the Master Fund beneficially owned by each Portfolio Manager as of March 31, 2019.

Portfolio Manager	Registrant	Master Fund
Gideon Berger	None	None
Greg Geiling	None	None
Min Htoo	None	None
Robert Jordan	None	None
John McCormick	None	None
Ian Morris	None	None
Stephen Sullens	None	None
Alberto Santulin	None	None
Ilan Sender	None	None

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Blackstone Alternative Alpha Fund II

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date May 28, 2019

By (Signature and Title)	/s/ Arthur Liao
Arthur Liao, Treasurer (Principal Financial and Accounting Officer)

Date May 28, 2019